UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule
14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Securities Exchange Act of 1934

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Invesco Real Estate Income Trust Inc.
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Invesco Real Estate Income Trust Inc.

Proxy

Statement

Notice of 2025 Annual Meeting of Stockholders

Your vote is important: Please vote by using the Internet, telephone or by signing, dating and returning a proxy card

R. Scott Dennis has served as our Chief Executive Officer and as Chair of our Board of Directors since January 2019

A letter to our stockholders from the Chair of our Board of Directors

Dear Fellow Stockholder,

You are cordially invited to attend the Annual Meeting of Stockholders of Invesco Real Estate Income Trust Inc. to be held on November 5, 2025 at 1 p.m. Central Time, at The Union, 2300 N Field St., 8th Floor Boardroom, Dallas, Texas. The Notice of the Annual Meeting of Stockholders and proxy statement accompanying this letter provide an outline of the business to be conducted at the Annual Meeting. At the Annual Meeting, you will be asked to:

1.  elect the seven members of the board of directors named in the enclosed proxy statement to serve as directors until the 2026 annual meeting of stockholders; and

2.  ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

Our board of directors unanimously recommends that you vote for each of the proposals to be considered and voted on at the Annual Meeting.

Your vote is important to us. Whether or not you plan to attend the Annual Meeting, I urge you to authorize a proxy to vote your shares as soon as possible. You may authorize a proxy to vote your shares on the Internet or by telephone, or, if you received the proxy materials by mail, you may also authorize a proxy to vote your shares by mail. Your vote will ensure your representation at the Annual Meeting regardless of whether you attend.

On behalf of the Board of Directors and management, I thank you for your continuing support.

Regards,

R. Scott Dennis

Chair

2025 Proxy Statement  i

Notice of 2025 Annual Meeting of Stockholders

Date and time
Wednesday, November 5, 2025, at 1 p.m.,
Central Time

Place
The Union, 2300 N Field St., 8th Floor Boardroom Dallas, Texas 75201

Voting methods
Internet
Visit the web site listed on your Notice

Telephone
Call the telephone number listed on your Notice

Mail
Sign, date and return a requested proxy card

In person
Attend the Annual
Meeting in Dallas, Texas

Items of business		Board voting recommendation

1	To elect seven (7) directors to the board of directors to hold office until the annual meeting of stockholders in 2026

2	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025

3	To consider and act upon such other business as may properly come before the meeting or any adjournment thereof

Who can vote

Only holders of record of our common stock as of the close of business on September 8, 2025 are entitled to notice of and to attend and vote at the Annual Meeting and any adjournment or postponement thereof. On September 23, 2025, we mailed to eligible stockholders a Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access this Proxy Statement and our Annual Report via the Internet.

Stockholders, whether or not they expect to be present at the Annual Meeting, are requested to authorize a proxy to vote their shares electronically via the Internet, by telephone or by completing and returning a proxy card. Voting instructions are printed on your Notice. Any person giving a proxy has the power to revoke it at any time prior to the Annual Meeting and stockholders who are present at the Annual Meeting may withdraw their proxies and vote in person at the Annual Meeting.

By order of the Board of Directors,

Tina Carew,

Company Secretary

September 23, 2025

ii  Invesco Real Estate Income Trust Inc.

Proposal No. 2 – Ratification of the appointment of independent registered public accounting firm	26

Fees paid to independent registered public accounting firm	27

Pre-approval process and policy	27

Report of the Audit Committee	28

General information regarding the annual meeting	29
Questions and answers about voting your common stock	29
Important additional information	32

Proxy Statement

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Invesco Real Estate Income Trust Inc. (“Board” or “Board of Directors”) for the Annual Meeting of Stockholders to be held on Wednesday, November 5, 2025, at 1 p.m., Central Time. In this Proxy Statement, except where the context suggests otherwise, the words “we,” “us,” “our” and the “Company” refer to Invesco Real Estate Income Trust Inc., a Maryland corporation, together with its consolidated subsidiaries, including Invesco REIT Operating Partnership LP (the “Operating Partnership”), a Delaware limited partnership, of which we are the general partner; “our adviser” refers to Invesco Advisers, Inc., our external adviser; and “Invesco” refers to Invesco Ltd., together with its consolidated subsidiaries, the indirect parent company of our adviser.

Proxy Statement summary

This summary highlights selected information in this Proxy Statement. Please review the entire Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 before voting.

Matters for stockholder voting

At this year’s Annual Meeting, we are asking our stockholders to vote on the following matters:

Proposal		Board vote recommendation

1	Election of seven directors

2	Ratification of the appointment of PricewaterhouseCoopers LLP for 2025

1  Invesco Real Estate Income Trust Inc.

Governance highlights

Independence
•	4 out of our 7 current directors are independent.
•	Our Audit Committee is comprised exclusively of independent directors.

Lead independent director
•	We have a lead independent director of our Board, selected by the independent directors.
•	Serves as liaison between the independent directors and the Chair of the Board.

Executive sessions
•	The independent directors regularly meet in private without management.
•	The Lead Independent Director presides at these executive sessions.

Board refreshment
•	Independent directors may not stand for election after age 75.

Board practices
•	Our Board annually reviews its effectiveness as a group, with directors participating in one-on-one interviews coordinated by an independent external advisor that reports the results of the annual review to the Board in person.

Accountability
•	Directors must be elected annually by a majority of votes cast.

Insider trading restrictions
•	Our insider trading policy prohibits short selling, dealing in publicly-traded options, pledging and hedging or monetization transactions in our equity securities.

Board oversight of risk management
•	Our Board has principal responsibility for oversight of our risk management process and understanding of the overall risk profile of the company.

No overboarding
•	All directors serve on the boards of two or fewer public companies.

2025 Proxy Statement 2

Proposal

1

Election of directors

Our Board of Directors currently has seven directors, each of whom is serving a term of office that continues until the Annual Meeting in 2025, or until such director’s successor has been duly elected and qualified, or such director is removed from office or such director’s office is otherwise earlier vacated.

The Board has nominated R. Scott Dennis, Julie Arrowsmith, Stephanie Holder, R. David Kelly, Paul S. Michaels, J. Ray Nixon, and Paul E. Rowsey for election as directors of the Company for a term ending at the 2026 Annual Meeting, or until such director’s successor has been duly elected and qualified, or such director is removed from office or such director’s office is otherwise earlier vacated. Further information regarding the director nominees is shown on the following pages. Each director nominee has indicated to the Company that the director nominee would serve if elected. We do not anticipate that any of our director nominees would be unable to stand for election, but if that were to happen, the Board may reduce the size of the Board, designate a substitute or leave a vacancy unfilled. If a substitute is designated, proxies voting on the original director candidate will be cast for the substituted candidate.

Under our Bylaws, at any meeting held for the purpose of electing directors at which a quorum is present, each director nominee receiving the affirmative vote of a majority of the total votes that are present, in person or by proxy at the Annual Meeting, will be elected as a director. Abstentions and broker non-votes will have the effect of votes against the director nominees. There is no cumulative voting in the election of directors.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the election to the Board of each of the director nominees.

Vote required: This proposal requires the affirmative vote of a majority of the total votes that are present, in person or by proxy at the Annual Meeting. Abstentions votes and broker “non-votes”, if any, will have the effect of a vote against the director nominees.

3  Invesco Real Estate Income Trust Inc.

Information about director nominees

Director nominees to serve until the 2026 Annual Meeting of Stockholders

R. Scott Dennis Director and Chair of the Board, Chief Executive Officer Age Tenure 66 6 Years Qualifications: • Executive leadership • Industry expertise

R. Scott Dennis

Mr. Dennis has served as our Chief Executive Officer and as Chair of our Board of Directors since 2019. Mr. Dennis has been with Invesco Real Estate, the real estate investment center of Invesco, for more than 32 years. He has served as Chief Executive Officer of Invesco Real Estate since 2011, and was appointed Global Head of Invesco Private Markets in August 2025 after having served as Chief Executive Officer of Invesco Private Markets since 2019. He is responsible for the day-to-day strategy execution and management of Invesco Real Estate’s global real estate business. Mr. Dennis has served as Chair of the Board of Invesco Commercial Real Estate Finance Trust, Inc. since December 2022. Prior to becoming Chief Executive Officer of Invesco Real Estate, Mr. Dennis served as co-head of Invesco Real Estate’s North American group and head of its U.S. acquisitions team from 1992 to 2008. Prior to joining Invesco Real Estate, Mr. Dennis served in the investment banking group at Bankers Trust Company, where he was responsible for structuring equity and debt investments on behalf of Bankers Trust Company and its clients. Prior to that, Mr. Dennis was with Trammell Crow Company, where he was responsible for investments on behalf of the company’s opportunity funds. He has been directly involved in over $90 billion of real estate investments. Mr. Dennis earned a B.B.A. in Finance and Real Estate from The University of Texas at Austin. Mr. Dennis is a valuable member of our Board of Directors because of his experience overseeing the operations and growth of Invesco Real Estate and his significant investment experience.

Julie Arrowsmith Independent director Age Tenure 57 <1 year Committees: • Audit Qualifications: • Executive leadership • Finance and accounting expertise

Julie Arrowsmith

Ms. Arrowsmith was appointed as an independent director effective July 1, 2025. She is an accomplished executive and board member with over 25 years of leadership experience in accounting, finance and corporate strategy in the real estate and hospitality sectors. Ms. Arrowsmith served as the chief executive officer for two years at G6 Hospitality LLC, the owner, operator and franchisor of the Motel 6 and Studio 6 brands, until it was sold in December 2024. Prior to her CEO role, Ms. Arrowsmith served as the chief financial officer of G6 Hospitality LLC from October 2012 to January 2023, after having served in senior finance and accounting roles at Accor North America from 1995-2012. Prior to that, Ms. Arrowsmith held various audit roles with Deloitte from 1990 to 1995. Ms. Arrowsmith has served on the board of the University of North Texas College of Merchandising, Hospitality and Tourism since 2022. Ms. Arrowsmith earned a B.S. in Accounting from Texas A&M University, earned her certification in public accountancy in Texas, and is a member of the National Association of Corporate Directors. Ms. Arrowsmith brings an extensive background in accounting, financial reporting and corporate governance and qualifies as an audit committee financial expert, as such term is defined by applicable SEC rules and regulations.

2025 Proxy Statement  4

Stephanie Holder Director Age Tenure 41 < 1 Year Qualifications: • Industry experience

Stephanie Holder

Ms. Holder was appointed as a director on August 6, 2025. She has served as Managing Director and Head of Dispositions and Financing at Invesco Real Estate (IRE) since 2021, after previously serving as Senior Director from 2018-2021. Ms. Holder is responsible for IRE’s sales and financing efforts nationwide and serves on the North American Management Committee for IRE. In addition, she is Committee Chair for IRE’s Equity Investment Committee, a member of the Credit Investment Committee and part of the CIO Council for North America. She began her investment career in 2006 and joined IRE in 2008 with the Acquisitions group and transitioned into the Dispositions group in 2009. Prior to joining Invesco, she was an analyst for Lincoln Property Company working on the Invesco account valuing assets within the portfolio. She has a background centered on commercial real estate and finance. Ms. Holder earned both a Master of Business Administration and a Bachelor of Business Administration with a major concentration in real estate finance from Southern Methodist University. Ms. Holder is a valuable member of our board of directors because of her investment and financing expertise and history with Invesco Real Estate.

R. David Kelly Lead Independent Director Age Tenure 61 6 Years Committees: • Audit Qualifications: • Executive leadership • Industry expertise • Public and private company board experience

R. David Kelly

Mr. Kelly has served as one of our independent directors since 2019 and as our lead independent director since 2020. Mr. Kelly has over 35 years of investment experience, including serving both public companies and private companies in the financial advisory and real estate development sectors. Mr. Kelly is the founder and managing partner of StraightLine Realty Partners, LLC, an alternative investment platform with investments in real estate, financial services and venture capital. Mr. Kelly has served as lead independent director of Invesco Commercial Real Estate Finance Trust, Inc. since March 2023. Mr. Kelly also serves as Chairman and CEO of Croesus and Company, an international real estate advisory firm; as lead director of TCW Direct Lending, focused on lending senior-secured loans primarily to US-based mid-market companies; as an independent director of Acadia Healthcare (NASDAQ: ACHC) and as an at-large director of Ashton Woods Homes. From 2007 to 2017, Mr. Kelly served as a trustee and Chairman of the Teacher’s Retirement System of Texas. From 2001 to 2006, Mr. Kelly was a gubernatorial appointee to the Texas Public Finance Authority (TPFA) and served as Chairman from 2002 to 2006. Mr. Kelly’s previous corporate directorships include Croesus Merchants International Singapore, Hong Kong-based Everglory Financial Holdings, and Dubai-based Al Masah Capital Limited. His civic and professional leadership experience includes service as director of the Children’s Medical Center Plano Governing Board, as member of Children’s Health Investment and Finance Committees, and on the Advisory Board of Sponsors for Educational Opportunity. Mr. Kelly earned a B.A. in Economics from Harvard University and an M.B.A. from Stanford University. Mr. Kelly is a valuable member of our board of directors because of his prior service as a director and his experience as an executive officer, including in the financial advisory and real estate investment fields.

Paul S. Michaels Director Age Tenure 64 6 Years Qualifications: • Executive leadership • Industry experience

Paul S. Michaels

Mr. Michaels has served as one of our directors since 2019. Mr. Michaels has over 40 years of real estate experience including both debt and equity transactions in industrial, multifamily, retail and office properties. Mr. Michaels was employed by Invesco Real Estate from its inception in 1983 to his retirement in March 2020. Mr. Michaels served as Invesco Real Estate’s Director of North American Direct Real Estate from 2008 until his retirement. Mr. Michaels served as Chairperson of Invesco Real Estate’s Investment Committee from 2008 to 2019. Mr. Michaels also served as Director of U.S. Portfolio Management from 1991 to 2008. Mr. Michaels earned a B.B.A. in Finance and Real Estate from the University of Texas at Austin. Mr. Michaels is a valuable member of our board of directors because of his extensive real estate investment experience and history with Invesco Real Estate.

5  Invesco Real Estate Income Trust Inc.

J. Ray Nixon Independent Director Age Tenure 73 6 Years Committees: • Audit Qualifications: • Executive leadership • Industry expertise • Board experience

J. Ray Nixon

Mr. Nixon has served as one of our independent directors since 2019. Mr. Nixon has over 40 years of industry experience and is the current Chairman of Nixon Capital, a value oriented investment management firm. Previously, Mr. Nixon served as the Executive Director and Portfolio Manager at the $80 billion investment firm Barrow, Hanley, Mewhinney & Strauss, LLC from 1994 until his retirement in June 2019. Mr. Nixon served as a member of Smith Barney, Inc.’s Investment Policy Committee and as the firm’s lead institutional stockbroker for the Southwest from 1979 to 1994. Mr. Nixon chairs the Texas Health Resources Investment Committee, which oversees a $6.7 billion fund. Mr. Nixon has served as an independent director of Invesco Commercial Real Estate Finance Trust Inc. since March 2023. He is a Trustee of the UT Southwestern Foundation and a member of the investment committee and is also a member of the board of directors of the $70 billion endowment for the University of Texas and Texas A&M University. Mr. Nixon previously served as a research analyst for the Teacher Retirement System of Texas. Mr. Nixon earned a B.A. and an M.B.A. from the University of Texas at Austin. Mr. Nixon is a valuable member of our Board of Directors because of his extensive investment industry experience, prior service as a director and successful leadership through multiple economic cycles.

Paul E. Rowsey

Independent Director

Age        Tenure

70          6 Years

Committees:

•  Audit (Chair)

Qualifications:

•  Executive leadership

•  Industry expertise

•  Legal expertise

•  Public and private company board experience

Paul E. Rowsey

Mr. Rowsey has served as one of our independent directors since 2019 and as chair of our Audit Committee since July 1, 2025. Since 2000, Mr. Rowsey has served as Chairman, managing partner, and co-founder of E2M Partners, LLC, a privately-held real estate investment management company. Previously, Mr. Rowsey served as the Executive Chairman of JLB Partners LLC, a privately-held real estate operating and development company, from 2018 to 2021. Before that, Mr. Rowsey held executive leadership roles at real estate companies Compatriot Capital, Rosewood Property Company, and Property Company of America. Mr. Rowsey was an attorney at Hewitt, Johnson, Swanson & Barbee from 1980 to 1984. Mr. Rowsey has served as an independent director of Invesco Commercial Real Estate Finance Trust Inc. since March 2023 and currently serves on the boards of Forum Energy Technologies, Inc. (NYSE: FET), a publicly-held, Houston-based energy service company, Powdr Corporation, a privately-held alpine skiing and outdoor adventure company, Snowbird Holdings LLC, a privately-held alpine skiing and hospitality company, and Teton Holdings Corporation, a Wyoming-based trust company. Mr. Rowsey served on the board of KDC Holdings LLC, a commercial real estate and development company, from 2008 until 2021, and the board of Valaris plc, a publicly-held, London-based, offshore drilling company, as its Chairman, from 2000 until 2021. Mr. Rowsey served as Lead Director of JLB Partners LLC, a multi-family development and investment company, from 2012 to 2018. Mr. Rowsey has also served on the boards of Crescent Real Estate Equities Company, Village Green Holdings LLC, and AMC, Inc. Mr. Rowsey’s board tenure includes audit committee, compensation committee, and nominating and governance committee service. Mr. Rowsey earned a B.A. in History and Management Science from Duke University and a J.D. from Southern Methodist School of Law, and is a citizen of the Cherokee Nation. Mr. Rowsey is a valuable member of our Board of Directors because of his experience as a director and executive officer for public and private companies and real estate investment and development companies, and his expertise in legal and governance matters.

2025 Proxy Statement  6

Director Independence

Our Second Articles of Amendment and Restatement (our “Charter”) and our Corporate Governance Guidelines (“Guidelines”) require a majority of the members of our Board of Directors, and all members of our Audit Committee, to be “Independent Directors” in accordance with the criteria in our Charter, Bylaws, the applicable rules of the Securities and Exchange Commission (the “SEC”) and the listing standards of the New York Stock Exchange (“NYSE”), as further explained below. Our Audit Committee charter also requires that all members of our Audit Committee be “Independent Directors.”

Our Charter provides that a majority of our directors must be Independent Directors, except for a period of up to 60 days after the death, removal or resignation of an Independent Director pending the election of a successor Independent Director. Our Charter defines an “Independent Director” as a director who is not and has not for the last two years been associated, directly or indirectly, with Invesco or our adviser. A director is deemed to be associated with Invesco or our adviser if he or she owns any interest (other than an immaterial interest in an affiliate of Invesco) in, is employed by, is an officer or director of, or has any material business or professional relationship with Invesco, our adviser or any of their affiliates, performs services (other than as a director) for us, or serves as a director or trustee for more than three REITs organized by Invesco or advised by our adviser. A business or professional relationship will be deemed material if the gross income derived by the director from Invesco, our adviser or any of their affiliates exceeds 5% of (1) the director’s annual gross income derived from all sources during either of the last two years or (2) the director’s net worth on a fair market value basis. An indirect association is defined to include circumstances in which the director’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with Invesco, our adviser or any of their affiliates or us.

Based upon its review, our Board of Directors has affirmatively determined that each of Messrs. Kelly, Nixon, and Rowsey and Ms. Arrowsmith are “Independent Directors” under all applicable standards for independence, including as required for service on our Audit Committee.

Communications with the Lead Independent Director and non-executive directors

Any interested party may communicate with the Lead Independent Director or with our non-executive directors as a group at the following address:

Invesco Real Estate Income Trust Inc.

2300 N Field St.

Suite 1200

Dallas, TX 75201

Attn: Office of the Company Secretary

Communications will be distributed to the Board, or to any of the Board’s committees or individual directors as appropriate, depending on the facts and circumstances of the communication. In that regard, the Board does not receive certain communications which are unrelated to the duties and responsibilities of the Board.

In addition, our adviser maintains a Whistleblower Hotline for its employees or affiliates or individuals outside the Company to report complaints or concerns on an anonymous and confidential basis regarding questionable accounting, internal accounting controls or auditing matters and possible violations of the Company’s Code of Conduct or applicable law.

Persons may submit any complaint regarding accounting, internal accounting controls or auditing matters directly to the Audit Committee of the Board of Directors by sending a written communication appropriately addressed to:

Audit Committee

Invesco Real Estate Income Trust Inc.

2300 N Field St.

Suite 1200

Dallas, TX 75201

Attn: Office of the Company Secretary

7  Invesco Real Estate Income Trust Inc.

Corporate governance

The Board has adopted Corporate Governance Guidelines.

Corporate governance guidelines

The Board has adopted Guidelines which are available in the corporate governance section of the Company’s website at www.inreit.com. The information on the Company’s website is not intended to form a part of, and is not incorporated by reference into, this Proxy Statement. The Guidelines set forth the practices the Board follows with respect to, among other matters, the composition of the Board, director responsibilities, Board committees, director access to officers and independent advisors, director compensation and the performance evaluation of the Board.

The Board is elected by stockholders to oversee our management team and to seek to assure that the long-term interests of the stockholders are being served.

Board leadership structure

R. Scott Dennis currently serves as Chair of the Board and Chief Executive Officer. In his capacity as Chair of the Board and Chief Executive Officer, Mr. Dennis leads our investment strategy and is responsible for managing our day-to-day operations.

The Board of Directors determined that combining the Chief Executive Officer and Chair positions is the appropriate leadership structure for the Company at this time. The Board of Directors is of the view that ‘‘one-size’’ does not fit all, the evidence does not demonstrate that any one leadership structure is more effective at creating long-term stockholder value and the decision of whether to combine or separate the positions of Chief Executive Officer and Chair will vary company-to-company and depend upon a company’s particular circumstances at a given point in time. Accordingly, the Board of Directors carefully considers from time to time whether the Chief Executive Officer and Chair positions should be combined based on what the Board of Directors believes is best for the Company and its stockholders.

The Independent Directors have chosen to appoint a Lead Independent Director.

As described in our Guidelines, our business is conducted day-to-day by our officers and our adviser, under the direction of the Chief Executive Officer and the oversight of the Board, to enhance the long-term value of the Company for its stockholders. The Board is elected by the stockholders to oversee our officers and our adviser and to seek to assure that the long-term interests of the stockholders are being served. In light of these differences in the fundamental roles of the Board and management, the Board of Directors has determined that since the Chair of our Board of Directors is not an Independent Director, as defined in our Bylaws, a Lead Independent Director should be appointed by a majority of our Independent Directors. Our Independent Directors have appointed Mr. Kelly to serve as our Lead Independent Director. Key responsibilities of our Lead Independent Director include, among others, presiding at executive sessions of Independent Directors, facilitating communications between the Independent Directors and the Chair of our Board of Directors, and calling meetings of the Independent Directors, as necessary.

Director nomination process

We do not have a standing nominating committee. Our Board of Directors has determined that it is appropriate not to have a nominating committee because our Board of Directors presently considers all matters for which a nominating committee would be responsible. Each member of our Board of Directors participates in the consideration of nominees. The Board is responsible for establishing a policy setting forth the specific, minimum qualifications that must be met by a nominee recommended for a position on the Board, and describing any specific qualities or skills that are necessary for one or more of the directors to possess. Such qualifications shall include the requirements under the Charter, any applicable corporate governance listing standards as well as consideration of the individual skills, experience and perspectives that will help create an effective Board. In recommending director nominees to our Board of Directors, our Board of Directors solicits candidate recommendations from its current members and management of our adviser. Our Board of Directors also will consider recommendations made by stockholders for director nominees who meet the established director criteria set forth above. The Board may engage the services of a search firm to assist in identifying potential director nominees. In evaluating the persons recommended as potential directors, our Board of

2025 Proxy Statement  8

Directors will consider each candidate without regard to the source of the recommendation and take into account those factors that our Board of Directors determines are relevant. Stockholders may directly nominate potential directors by satisfying the procedural requirements for such nomination as provided in our bylaws.

For so long as the Advisory Agreement (as defined below) is in effect, our adviser has the right to nominate, subject to the approval of such nomination by our Board of Directors, up to three affiliated directors to the slate of directors to be voted on by our stockholders at our annual meeting of stockholders; provided, however, that such number of director nominees shall be reduced as necessary by a number that will result in a majority of directors being independent of our adviser.

Our Board has approved a code of conduct and separate directors’ code of conduct.
Codes of conduct
Our Board has approved a code of conduct that applies to our officers, executive directors and employees, and to our adviser’s officers and employees who provide services to us (the “code of conduct”). Our Board has also approved a separate code of conduct that applies to all members of our board (the “directors’ code of conduct” and together with the code of conduct, our “codes of conduct”). Among other matters, our codes of conduct are designed to deter wrongdoing and to promote:

•  honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•  full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•  compliance with applicable governmental laws, rules and regulations;

•  prompt internal reporting of violations of the code of conduct to appropriate persons identified in the code of conduct; and

•  accountability for adherence to our codes of conduct.

Any waiver of the codes of conduct for our executive officers or directors may be made only by our Board or one of our Board committees. The codes of conduct are posted on our website. We intend to satisfy the disclosure requirement regarding any amendment to, or a waiver of, a provision of the codes of conduct by posting such information on our website.

Our insider trading policy contains our hedging policy, which is described below.

Insider trading policy and procedure
To promote compliance with applicable insider trading laws, rules and regulations, we have adopted an insider trading policy that governs the purchase, sale, and/or other disposition of our securities by our directors, officers and employees, officers and employees of our adviser who provide services to us, and by the company itself. Our insider trading policy includes pre-clearance
requirements and procedures for our directors and executive officers prior to effecting any transaction involving our securities and a pre-approval
requirement for those individuals prior to entering into a Rule
10b5-1
trading plan, or any amendment, suspension or termination of a Rule
10b5-1
trading plan. In addition, our insider trading policy prohibits short selling, dealing in publicly-traded options, pledging, hedging (see below) or monetization transactions in our securities.

Hedging policy
As part of our insider trading policy, we have a hedging policy in place for all of our directors, officers and employees, officers and employees of our adviser who provide services to us, and any of their respective (i) family members that reside in the same household as the individual (including a child away at college), (ii) anyone else who lives in the household, and (iii) family members outside of the household whose transactions in the company’s securities are directed by such individual or are subject to such individual’s influence or control and (iv)

9  Invesco Real Estate Income Trust Inc.

any entities, including any corporations, partnerships or trusts that the individual influences or controls. Our policy prohibits hedging or monetization transactions, such as zero-cost collars and forward sale contracts, involving our securities; however, limited exceptions are allowed. To date, no exceptions have been made.

Board’s role in risk oversight

As with every business, we confront and must manage various risks including financial and economic risks related to the performance of our portfolio and how our investments have been financed. Pursuant to our Charter and Bylaws and the Maryland General Corporation Law, our business and affairs are managed under the direction of our Board. Our adviser is responsible for the day-to-day management of risks we face, while our Board has responsibility for establishing broad corporate policies for our overall operation and for the direction and oversight of our risk management. We have in place an enterprise risk management committee consisting of executive and senior management. The committee meets regularly and maintains dialogue with our Board regarding the top risks of the company and mitigating actions to address them. By receiving quarterly reports, the Board maintains a practical understanding of the risk management process and risk appetite of the company. In addition, members of our Board keep informed of our business by participating in meetings of our Board and the Audit Committee, by reviewing analyses, reports and other materials provided to them by and through discussions with our adviser and our executive officers.

In addition, since we are externally advised, we also rely upon the operational and investment risk oversight functions of our adviser and its affiliates. Invesco’s global risk management framework enables consistent and meaningful risk dialogue up, down and across Invesco. Its global investment risk and performance committee oversees the management of core investment risks and its enterprise risk management committee oversees the management of all other business and strategy related risks. A network of regional, business unit and specific risk management committees, with the oversight of Invesco’s enterprise risk management committee, provides ongoing identification, assessment, management and monitoring of risk that ensures both broad as well as in-depth, multi-layered coverage of the risks existing and emerging in the various domains of its business.

Oversight over cybersecurity risk

Our Board oversees cybersecurity risk and receives updates, at a minimum, twice per year from our adviser’s Chief Information Security Officer (“CISO”) (or designee), which updates include a review of our adviser’s global security program and cybersecurity, including risks and protections for us and our adviser. The Global Operational Risk Management Committee, one of our adviser’s risk management committees, provides executive-level oversight and monitoring of the end-to-end programs dedicated to managing information security and cyber related risk. In addition, the CISO (or designee) provides quarterly updates to our Company’s enterprise risk management committee, which in turn provides quarterly updates to our Board, and members of our management team are included in our adviser’s incident response process in the event a cyber security incident occurs that could materially impact us.

Through this regular and consistent risk communication, the Board seeks to maintain reasonable assurance that all material risks of the company are being addressed and that the company is fostering a risk-aware culture in which effective risk management is embedded in the business.

2025 Proxy Statement  10

Information about the Board and Audit Committee

Board of Directors and Audit Committee

We operate under the direction of our Board of Directors, the members of which are accountable to us and our stockholders as fiduciaries. Our Board has seven members, four of whom are Independent Directors, as defined by our Charter. Our Charter requires that each director have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets that we intend to acquire to serve as a director. Our Charter also requires that at all times at least one of our Independent Directors must have at least three years of relevant real estate experience. We have determined that our Board of Directors fulfills these criteria. Our Board of Directors has formed an Audit Committee and has adopted a charter for the Audit Committee, which is available on our website, www.inreit.com.

Board meetings and annual meeting of stockholders

During the calendar year ended December 31, 2024, the Board held seven meetings (not including committee meetings). Each director attended at least seventy-five percent (75%) of the aggregate of the total number of meetings held by the Board and the total number of Audit Committee meetings. The Board does not have a formal policy regarding Board member attendance at stockholder meetings. All directors attended the Annual Meeting of Stockholders in 2024.

Executive sessions

Our Corporate Governance Guidelines require that our Independent Directors hold executive sessions at which management is not present at least quarterly. Our Lead Independent Director chairs the regularly scheduled executive sessions of the Independent Directors.

Members:

Paul E. Rowsey (Chair)

Julie Arrowsmith

R. David Kelly

Ray Nixon

Independence:

Each member of the committee is independent

under SEC and NYSE rules

and financially literate

Audit Committee

Financial Expert:

Ms. Arrowsmith is qualified as an audit committee financial expert, as such term is defined by applicable SEC rules

and regulations.

Meetings held in 2024:

4

The Audit Committee

Under its charter, the committee:

•  is comprised of at least three members of the Board and each is “independent” under the NYSE and SEC rules and is also “financially literate,” as defined under NYSE rules;

•  members are appointed and removed by the Board;

•  is required to meet at least quarterly;

•  periodically meets with the internal auditor and the independent auditor in separate executive sessions without members of senior management present;

•  has the authority to retain independent advisors, at the Company’s expense, whenever it deems appropriate to fulfill its duties; and

•  reports to the Board regularly.

The committee’s charter is available on our website. The charter sets forth the committee’s responsibilities, which include assisting the Board in fulfilling its responsibility to oversee (i) the Company’s financial reporting, auditing and internal control activities, including the quality and integrity of the Company’s financial statements, (ii) the independent auditor’s qualifications, independence, appointment, compensation, and retention (iii) the performance of the Company’s internal audit function and independent auditor, and (iv) the Company’s compliance with applicable legal and regulatory requirements.

Director compensation

Our directors who are affiliated with Invesco or the adviser, who we refer to as executive directors, do not receive additional compensation for serving on the Board or committees thereof. Our Board periodically reviews the level and form of the compensation of our non-executive directors, including how such compensation relates to director compensation of companies of comparable size, industry and complexity. As a part of its review, the Board received a report from the adviser on comparable non-executive director compensation practices and levels at companies of comparable size, industry and complexity.

11 Invesco Real Estate Income Trust Inc.

The Board approved non-executive director compensation for the 2024 service period as follows.

Cash Fee	Annual cash fee in the amount of $56,250, payable in quarterly installments in arrears.

Supplemental Audit Chair Fee	Additional annual cash fee in the amount of $15,000, payable in quarterly installments in arrears.

Supplemental Fee for the Lead Independent Director	Additional annual cash fee in the amount of $5,000, payable in quarterly installments in arrears.

Equity Award	Annual equity award in the amount of $18,750 in the form shares of Class E common stock. Equity awards are paid for service in advance and subject to a one-year vesting requirement.

Director compensation table

The following table sets forth the compensation paid to or earned by, as indicated, our non-executive directors during the year ended December 31, 2024:

Name	Fees earned or paid in cash ($)[1]	Share awards ($)[2]	Total ($)

James H. Forson	71,250	62,500	133,750

R. David Kelly	60,000	62,500	122,500

J. Ray Nixon	56,250	62,500	118,750

Paul E. Rowsey	56,250	62,500	118,750

1.	Reflects fees earned during the year ended December 31, 2024. Fees earned during the year may be paid in a subsequent calendar year.
2.

Reflects the grant as of December 1, 2024 of an annual equity award in the amount of 2,181 shares of Class E common stock for the service period November 2024 to November 2025. The equity awards vest on the anniversary of the date of grant. Reflects the full grant date fair value of such equity awards, determined in accordance with U.S. generally accepted accounting principles.

The Board approved non-executive directors compensation for the 2025 service period as follows:

Cash Fee	Annual cash fee in the amount of $62,500, payable in quarterly installments in arrears.

Supplemental Audit Chair Fee	Additional annual cash fee in the amount of $15,000, payable in quarterly installments in arrears.

Supplemental fee for the Lead Independent Director	Additional annual cash fee in the amount $5,000, payable in quarterly installments in arrears.

Equity award	Annual equity award in the amount of $62,500 in the form shares of Class E common stock. Equity awards are paid for service in advance and subject to a one-year vesting requirement.

We do not pay our directors additional fees for attending Board of Director meetings, but we reimburse each of our directors for actual and reasonable out-of-pocket expenses incurred in attending Board of Director and committee meetings (including, but not limited to, the cost of airfare, hotel and food). The shares of stock granted to our non-executive directors are granted pursuant to the terms and conditions of our equity incentive plan, which has been adopted by our Board and approved by our stockholders.

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Information about the executive officers of the Company

Our executive officers include R. Scott Dennis, Courtney Popelka and Chase A. Bolding. Information regarding R. Scott Dennis is contained in “Information about Director Nominees.”

Courtney Popelka Chief Financial Officer Age 49

Courtney Popelka

Ms. Popelka has served as our Treasurer and Chief Financial Officer since October 7, 2024. Ms. Popelka was appointed as Chief Financial Officer (CFO) for Private Markets for Invesco Ltd. in October 2024. In that role, she provides strategic finance leadership and is responsible for the financial reporting teams supporting Invesco’s Private Markets products. Ms. Popelka previously served as Senior Director, then Managing Director, Head of US Fund Operations from 2015 to 2024, responsible for overseeing the day-to-day operations of the Invesco US real estate fund platform, including the core, core plus, high return, debt, and retail strategies. She began her investment career in 1999 and joined Invesco Real Estate in 2009, serving as senior controller of the real estate group. Ms. Popelka earned a Bachelor of Business Administration in Accounting and a master’s degree in finance from Texas A&M University. She is a certified public accountant (CPA).

Chase A. Bolding President and Lead Portfolio Manager Age 40

Chase A. Bolding

Chase Bolding was appointed as our President on March 19, 2025 and has served as our Lead Portfolio Manager since March 2023, after previously serving as our Portfolio Manager from 2019 to March 2023. Mr. Bolding is a Managing Director and Chief Investment Officer at Invesco Real Estate (IRE). He has 15 years of real asset investment experience, and his investment capabilities include equity, debt, and joint ventures across the full risk-return spectrum. In addition to his role as President and Lead Portfolio Manager, Mr. Bolding co-chairs IRE’s CIO Council, serves on IRE’s Investment Committee and chairs IRE’s Screening (Equity) Committee and Platform Investments Committee. Prior to joining Invesco Real Estate, he worked for Greenfield Partners, a real estate private equity fund headquartered in Connecticut from 2007 to 2010. He earned a B.A. in Economics from The University of Texas at Austin and holds the Chartered Financial Analyst® (CFA) designation.

Executive compensation

We are externally managed and do not have any employees. Our executive officers are employees of the adviser or one of its affiliates. Our Advisory Agreement provides that the adviser is responsible for managing our day-to-day operations and investment activities. As a result, our executive officers do not receive any cash compensation from us or any of our subsidiaries for serving as our executive officers but, instead, receive compensation from the adviser or its affiliates. In addition, we do not reimburse the adviser for compensation it pays to our executive officers. The Advisory Agreement does not require our executive officers to dedicate a specific amount of time to fulfilling the adviser’s obligations to us under the Advisory Agreement. Accordingly, the adviser cannot identify the portion of the compensation it awards to our executive officers that relates solely to such executives’ services to us, as the adviser does not compensate its employees specifically for such services. Furthermore, we do not have employment agreements with our executive officers; we do not provide pension or retirement benefits, perquisites or other personal benefits to our executive officers; our executive officers have not received any nonqualified deferred compensation; and we do not have arrangements to make payments to our executive officers upon their termination or in the event of a change in control of us.

Although we do not pay our executive officers any cash compensation, we pay the adviser the fees under the Advisory Agreement.

For additional information about our Advisory Agreement, see “Certain relationships and related transactions” below.

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Compensation committee interlocks and insider participation

We do not have a compensation committee of our Board of Directors because we do not directly compensate our executive officers or reimburse the adviser for their compensation. Accordingly, we have not included a Compensation Committee Report or a Compensation Discussion and Analysis in this Proxy Statement. Our Independent Directors participate in the consideration of Independent Director compensation.

As noted herein, we have no employees. During the fiscal year ended December 31, 2024, R. Scott Dennis, our Chairman and Chief Executive Officer, served as a director of Invesco Commercial Real Estate Finance Trust, Inc. Beth Zayicek, one of our directors and our Chief Operating Officer during 2024, also served as a director and as Chief Operating Officer of Invesco Commercial Real Estate Finance Trust, Inc. during 2024.

Policies and procedures for related person transactions

Our Charter contains policies on transactions with affiliated persons. Under the Charter, these transactions, if permitted, must be approved by a majority of our directors, including a majority of our Independent Directors, not otherwise interested in such transaction. In determining whether to approve or authorize a particular transaction with an affiliated person, the directors will consider whether the transaction between us and the related party is fair and reasonable to us and has terms and conditions no less favorable to us than those available from unaffiliated third parties.

Certain relationships and related transactions

The Advisory Agreement

The Board at all times has oversight and policy-making authority, including responsibility for governance, financial controls, compliance and disclosure with respect to our Company and our operating partnership. Under the Advisory Agreement, the Board has delegated to the adviser the day-to-day management of our business and the authority to source, evaluate and monitor our investments and make decisions related to the acquisition, management, financing and disposition of our assets, in accordance with our investment objectives, strategies, guidelines, policies and limitations. The adviser utilizes the personnel and global resources of Invesco Real Estate, the real estate investment center of Invesco, to provide investment management services to us under the Advisory Agreement. Set forth below is a summary of certain terms of the Advisory Agreement.

Services

Pursuant to the terms of the Advisory Agreement, the adviser is responsible for, among other things:

•

serving as an adviser to us and our Operating Partnership with respect to the establishment and periodic review of our investment guidelines and our and the Operating Partnership’s investments, financing activities, and operations;

•

sourcing, evaluating and monitoring our and our Operating Partnership’s investment opportunities and executing the acquisition, management, financing and disposition of our and our Operating Partnership’s assets, in accordance with our investment objectives, strategies, guidelines, policies and limitations, subject to oversight by our Board of Directors;

•

with respect to prospective acquisitions, purchases, sales, exchanges or other dispositions of investments, conducting negotiations on our and our Operating Partnership’s behalf with sellers, purchasers, and other counterparties and, if applicable, their respective agents, advisors and representatives, and determining the structure and terms of such transactions;

•	providing us with portfolio management and other related services;

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•	serving as our adviser with respect to decisions regarding any of our financings, hedging activities or borrowings;

•	managing the DST Program whereby interests in DSTs are sold to third party investors and the DST Properties held by such DSTs are leased back to the Operating Partnership or its subsidiaries; and

•

engaging and supervising, on our and our Operating Partnership’s behalf and at our Operating Partnership’s expense, various service providers, including asset managers and loan servicers with respect to our assets.

The above summary is provided to illustrate the material functions which the adviser will perform for us and it is not intended to include all of the services which may be provided to us by the adviser or third parties.

Term and Termination Rights

The current term of the Advisory Agreement expires on December 31, 2025. The Advisory Agreement is subject to automatic renewals for an unlimited number of successive one-year periods unless otherwise terminated by the Board or by the adviser for convenience. The Independent Directors will evaluate the performance of the adviser before renewing the Advisory Agreement (pursuant to the terms set forth in the Charter for such performance review).

The Advisory Agreement may be terminated:

•	immediately by us (1) for “cause,” or (2) upon the bankruptcy of the adviser;

•	immediately by the adviser upon a change of control (as defined in the Advisory Agreement) of our Company or the Operating Partnership;

•	upon 60 days’ written notice by us without cause or penalty upon the vote of a majority of our Independent Directors; or

•	upon 60 days’ written notice by the adviser.

“Cause” is defined in the Advisory Agreement to mean fraud, criminal conduct, willful misconduct or willful or negligent breach of fiduciary duty by the adviser under the Advisory Agreement.

In the event the Advisory Agreement is terminated, the adviser will be entitled to receive its prorated management fee owed through the date of termination. In addition, upon the termination or expiration of the Advisory Agreement, the adviser will cooperate with us and take all reasonable steps requested to assist the Board in making an orderly transition of the advisory function.

Management Fee, Performance Participation Interest and Expense Reimbursements

Management Fee

As compensation for its services provided under the Advisory Agreement, we pay the adviser a management fee equal to 1.0% of NAV for Class T shares, Class S shares, Class D shares, Class I shares, Class S-PR shares and Class K-PR shares per annum calculated and payable monthly. We will not pay a management fee on Class E shares. Commencing on January 16, 2030, ten years after the commencement of the Class N private offering, we will pay the adviser a management fee equal to 1.0% of NAV for Class N shares per annum payable monthly. In addition, we pay the adviser 1.0% per annum payable monthly of the total consideration received by us for selling interests in the DST Program (as defined below) to third-party investors, which will be allocated among all classes of common stock based on each class’s relative percentage of aggregate NAV.

In calculating the management fee, we will use our NAV before giving effect to accruals for the management fee, performance participation interest, stockholder servicing fees or distributions payable on our shares. Notwithstanding the foregoing, the value of our investments in real estate funds managed by the adviser or its affiliates will be excluded from our NAV for purposes of calculating the management fees.

The adviser may elect to receive its management fee in cash, shares of our Class I common stock, shares of our Class E common stock, Class I units of the Operating Partnership or Class E units of the Operating Partnership.

Special Limited Partner Interest

So long as the Advisory Agreement has not been terminated (including by means of non-renewal), Invesco REIT Special Limited Partner L.L.C. (the “Special Limited Partner”), a wholly owned indirect subsidiary of Invesco, will hold a performance participation interest in the Operating Partnership that entitles it to receive allocations from the Operating Partnership equal to (1) with respect to all classes of Operating Partnership units other than Class N units and Class E units, 12.5% of the Total Return, subject to a 6% Hurdle Amount and a High Water Mark, with a Catch-Up (each term as defined below) (the “Performance Participation”), and (2) with respect to Class N Operating Partnership units, 10% of the Class N Total Return, subject to a 7% Class N Hurdle Amount and a Class N High Water Mark, with a Catch-Up (each term as defined below) (the “Class N Performance Participation”).

15  Invesco Real Estate Income Trust Inc.

Performance Participation

With respect to Class T units, Class S units, Class D units, Class I units, Class S-PR units and Class K-PR units, the Special Limited Partner will be allocated a Performance Participation in an amount equal to:

•

First, if the Total Return for the applicable period exceeds the sum of (1) the Hurdle Amount for that period and (2) the Loss Carryforward Amount (any such excess, “Excess Profits”), 100% of such Excess Profits until the total amount allocated to the Special Limited Partner equals 12.5% of the sum of (x) the Hurdle Amount for that period and (y) any amount allocated to the Special Limited Partner pursuant to this clause (this is commonly referred to as a “Catch-Up”); and

•	Second, to the extent there are remaining Excess Profits, 12.5% of such remaining Excess Profits.

No Performance Participation is allocated with respect to Class E Units.

“Total Return” for any period since the end of the prior calendar year shall equal the sum of:

1.	All distributions accrued or paid (without duplication) on the Operating Partnership units outstanding at the end of such period since the beginning of the then-current calendar year, plus

2.

The change in aggregate NAV of such units since the beginning of the year, before giving effect to (x) changes resulting solely from the proceeds of issuances of Operating Partnership units, (y) any allocation/accrual to the Performance Participation and (z) applicable stockholder servicing fee expenses (including any payments made to us for payment of such expenses).

“Hurdle Amount” for any period during a calendar year means that amount that results in a 6% annualized internal rate of return on the NAV of the Operating Partnership units (other than Class N units and Class E units) outstanding at the beginning of the then-current calendar year and all Operating Partnership units (other than Class N units and Class E units) issued since the beginning of the then-current calendar year, taking into account the timing and amount of all distributions accrued or paid (without duplication) on all such units and all issuances of Operating Partnership units over the period and calculated in accordance with recognized industry practices. The ending NAV of the Operating Partnership units used in calculating the internal rate of return will be calculated before giving effect to any allocation/ accrual to the Performance Participation and applicable stockholder servicing fee expenses, provided that the calculation of the Hurdle Amount for any period will exclude any Operating Partnership units repurchased during such period, which units will be subject to the Performance Participation upon repurchase, as described below.

Except as described below in regards to Loss Carryforward Amounts, any amount by which Total Return falls below the Hurdle Amount will not be carried forward to subsequent periods.

“Loss Carryforward Amount” shall initially equal zero and shall cumulatively increase by the absolute value of any negative annual Total Return and decrease by any positive annual Total Return, provided that the Loss Carryforward Amount shall at no time be less than zero and provided further that the calculation of the Loss Carryforward Amount will exclude the Total Return related to any Operating Partnership units (other than Class N units and Class E units) repurchased during such year, which units will be subject to the Performance Participation upon repurchase as described below. The effect of the Loss Carryforward Amount is that the recoupment of past annual Total Return losses will offset the positive annual Total Return for purposes of the calculation of the Performance Participation. This is referred to as a “High Water Mark.”

Class N Performance Participation

With respect to Class N Operating Partnership units only, the Special Limited Partner will be allocated a Class N Performance Participation in an amount equal to:

•

First, if the Class N Total Return for the applicable period exceeds the sum of (1) the Class N Hurdle Amount for that period and (2) the Class N Loss Carryforward Amount (any such excess, “Class N Excess Profits”), 50% of such Class N Excess Profits until the total amount allocated to the Special Limited Partner equals 10% of the sum of (x) the Class N Hurdle Amount for that period and (y) any amount allocated to the Special Limited Partner pursuant to this clause (this is commonly referred to as a “Catch-Up”); and

•	Second, to the extent there are remaining Class N Excess Profits, 10% of such remaining Class N Excess Profits.

“Class N Total Return” for any period since the end of the prior calendar year shall equal the sum of:

1.	all distributions accrued or paid (without duplication) on the Class N Operating Partnership units outstanding at the end of such period since the beginning of the then-current calendar year, plus

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2.

the change in aggregate NAV of such Class N units since the beginning of the year, before giving effect to (x) changes resulting solely from the proceeds of issuances of Class N Operating Partnership units, (y) any allocation/ accrual to the Class N Performance Participation and (z) applicable stockholder servicing fee expenses (including any payments made to us for payment of such expenses).

For the avoidance of doubt, the calculation of Class N Total Return will (1) include any appreciation or depreciation in the NAV of units issued during the then-current calendar year but (2) exclude the proceeds from the initial issuance of such units.

“Class N Hurdle Amount” for any period during a calendar year means that amount that results in a 7% annualized internal rate of return on the NAV of the Class N Operating Partnership units outstanding at the beginning of the then-current calendar year and all Class N Operating Partnership units issued since the beginning of the then-current calendar year, taking into account the timing and amount of all distributions accrued or paid (without duplication) on all such units and all issuances of Class N Operating Partnership units over the period and calculated in accordance with recognized industry practices. The ending NAV of the Class N Operating Partnership units used in calculating the internal rate of return will be calculated before giving effect to any allocation/accrual to the Class N Performance Participation and applicable stockholder servicing fee expenses, provided that the calculation of the Class N Hurdle Amount for any period will exclude any Class N Operating Partnership units repurchased during such period, which units will be subject to the Class N Performance Participation upon repurchase as described below.

Except as described below in regards to Class N Loss Carryforward Amounts, any amount by which Class N Total Return falls below the Class N Hurdle Amount will not be carried forward to subsequent periods.

“Class N Loss Carryforward Amount” shall initially equal zero and shall cumulatively increase by the absolute value of any negative annual Class N Total Return and decrease by any positive annual Class N Total Return, provided that the Class N Loss Carryforward Amount shall at no time be less than zero and provided further that the calculation of the Class N Loss Carryforward Amount will exclude the Class N Total Return related to any Class N Operating Partnership units repurchased during such year, which units will be subject to the Class N Performance Participation upon repurchase as described below. The effect of the Class N Loss Carryforward Amount is that the recoupment of past annual Class N Total Return losses will offset the positive annual Class N Total Return for purposes of the calculation of the Class N Performance Participation. This is referred to as a “Class N High Water Mark.”

Such allocations are made annually and accrue monthly. Distributions on the Performance Participation and Class N Performance Participation may be payable in cash, Class I units of the Operating Partnership or Class E units of the Operating Partnership at the election of the Special Limited Partner. For the year ended December 31, 2024, the Special Limited Partner did not earn a performance participation interest.

Organization and Offering Expense Reimbursement

Our adviser advanced all of our organization and offering expenses (other than upfront selling commissions, dealer manager fees and stockholder servicing fees) on our behalf incurred through December 31, 2022. We will begin reimbursement of advanced organization and offering expenses on the earlier of (1) the date that our NAV reaches $1.0 billion and (2) December 31, 2027. Beginning January 1, 2023, we began reimbursing the adviser on a quarterly basis for organization and offering expense incurred subsequent to December 31, 2022.

Operating Expense Reimbursement

Our adviser advanced all of our operating expenses (excluding the organizational and offering expenses discussed above) on our behalf through December 31, 2021. From January 2022 to September 2022, we began ratably reimbursing the adviser over 60 months for the operating expenses incurred prior to December 31, 2021 and will recommence reimbursements to the adviser following the earlier of (1) the date that our NAV reaches $1.0 billion and (2) December 31, 2027. Beginning January 1, 2022, we began reimbursing the adviser on a quarterly basis for operating expenses incurred subsequent to December 31, 2021.

Our adviser provided the first $825,000 in costs related to the DST Program (as defined below) and we are not required to reimburse our adviser for these funds. We reimburse our adviser for any expenses that exceed $825,000 related to the DST Program as part of the quarterly reimbursement for operating expenses incurred subsequent to December 31, 2021.

Reimbursement of Expenses Incurred by Adviser

We will reimburse our adviser, subject to the limitations described below under “—Reimbursement by the adviser,” for all costs and expenses of the adviser and its affiliates incurred on our behalf (excluding the organizational and offering expenses discussed above), provided that the adviser will be solely responsible for any expenses related to any personnel of the adviser who provide investment advisory services to us under the Advisory Agreement (including each of our executive officers and any directors who are also directors, officers or employees of the adviser or any of its

17  Invesco Real Estate Income Trust Inc.

affiliates), including, without limitation, salaries, bonus and other wages, payroll taxes and the cost of employee benefit plans of such personnel, and costs of insurance with respect to such personnel. Without limiting the generality of the foregoing, such costs and expenses eligible for reimbursement include, without limitation, (1) the actual cost of goods and services used by us and obtained from third parties, including fees paid to administrators, consultants, attorneys, technology providers and other services providers, and brokerage fees paid in connection with the purchase and sale of investments and securities, (2) expenses of managing and operating our properties, whether payable to an affiliate or a non-affiliated person, (3) expenses in connection with the selection and acquisition of properties and real estate-related securities, whether or not such investments are acquired, (4) the compensation and expenses of our directors, (5) expenses relating to our compliance-related matters and regulatory filings relating to our activities, and (6) all fees, costs and expenses of non-investment advisory services rendered to us by the adviser or its affiliates in accordance with terms of the Advisory Agreement, including, without limitation, salaries and the cost of employee benefit plans and insurance with respect to personnel of the adviser.

During the year ended December 31, 2024, we recognized $1.0 million for total costs of support personnel, operational and travel expenses that were incurred by the Adviser.

Reimbursement by the Adviser

The adviser will reimburse us for any expenses that cause our Total Operating Expenses, including any distributions made to the Special Limited Partner with respect to its performance participation interest in the Operating Partnership, in any four consecutive fiscal quarters to exceed the greater of: (1) 2% of our Average Invested Assets and (2) 25% of our Net Income.

To the extent that our Total Operating Expenses exceed these limits and the Independent Directors determine that the excess expenses were justified based on unusual and nonrecurring factors that they deem sufficient, the adviser would not be required to reimburse us. Within 60 days after the end of any fiscal quarter for which our Total Operating Expenses for the four consecutive fiscal quarters then ended exceed these limits and our Independent Directors approve such excess amount, we will send our stockholders a written disclosure of such fact, or will include such information in our next quarterly report on Form 10-Q or in a current report on Form 8-K filed with the SEC, together with an explanation of the factors our Independent Directors considered in arriving at the conclusion that such excess expenses were justified. In addition, our Independent Directors will review at least annually the total fees and expense reimbursements for operating expenses paid to the adviser and the Special Limited Partner to determine if they are reasonable in light of our performance, our net assets and our net income and the fees and expenses of other comparable unaffiliated REITs.

For purposes of these limits:

•

“Total Operating Expenses” are all costs and expenses paid or incurred by us, as determined under generally accepted accounting principles, including the management fee and the performance participation, but excluding: (i) the expenses of raising capital such as organization and offering expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and listing of shares of our common stock, (ii) property-level expenses incurred at each property, (iii) interest payments, (iv) taxes, (v) non-cash expenditures such as depreciation, amortization and bad debt reserves, (vi) incentive fees paid in compliance with our charter, (vii) acquisition fees and acquisition expenses related to the selection and acquisition of assets, whether or not a property is actually acquired, (viii) real estate commissions on the sale of property and (ix) other fees and expenses connected with the acquisition, disposition, management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property).

•

“Average Invested Assets” means, for any period, the average of the aggregate book value of our assets, invested, directly or indirectly, in equity interests in and loans secured by real estate, including all properties, real estate-related debt and real estate-related securities and consolidated and unconsolidated joint ventures or other partnerships, before deducting depreciation, amortization, impairments, bad debt reserves or other non-cash reserves, computed by taking the average of such values at the end of each month during such period.

•

“Net Income” means, for any period, total revenues applicable to such period, less the total expenses applicable to such period other than additions to, or allowances for, non-cash charges such as depreciation, amortization, impairments and reserves for bad debt or other similar non-cash reserves.

For the year ended December 31, 2024, our Total Operating Expenses were 0.82% and 39.73% of each of our Average Invested Assets and our Net Income, respectively. Operating expenses for the four fiscal quarters ended December 31, 2024 did not exceed the Charter-imposed limitation. After the termination of each registered offering, the adviser has agreed to reimburse us to the extent that the organization and offering expenses that we incur with respect to such offering exceed 15% of our gross proceeds from the applicable offering.

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During the year ended December 31, 2024, we incurred management fees of $2.0 million. During the year ended December 31, 2024, the Special Limited Partner did not earn a performance participation interest. As of December 31, 2024, the Adviser advanced $5.4 million of operating expenses and $6.8 million of organization and offering expenses on our behalf.

Indemnification

To the extent permitted by law and our Charter, we will indemnify the adviser and its affiliates from all liabilities arising in connection with the performance of the adviser’s duties under the Advisory Agreement.

Dealer Manager Agreement

We entered into a Dealer Manager Agreement, pursuant to which Invesco Distributors, Inc., (the “Dealer Manager”) agreed to, among other things, manage our relationships with third-party broker-dealers engaged by the Dealer Manager to participate in the distribution of common stock, which we refer to as “participating broker-dealers,” and financial advisors. The Dealer Manager also coordinates our marketing and distribution efforts with participating broker-dealers and their registered representatives with respect to communications related to the terms of our offering, our investment strategies, material aspects of our operations and subscription procedures. We will not pay referral or similar fees to any accountants, attorneys or other persons in connection with the distribution of our common stock.

Upfront Selling Commissions and Dealer Manager Fees

Class S, Class T, and Class D Shares. The Dealer Manager is entitled to receive upfront selling commissions of up to 3.0%, and upfront dealer manager fees of up to 0.5%, of the transaction price of each Class T share sold in our offering, however such amounts may vary at certain participating broker-dealers, provided that the sum will not exceed 3.5% of the transaction price. The Dealer Manager is entitled to receive upfront selling commissions of up to 3.5% of the transaction price of each Class S Share sold. Subject to any discounts, the Dealer Manager may be entitled to receive upfront selling commissions of up to 1.5% of the transaction price of each Class D Share sold. The Dealer Manager anticipates that all or a portion of the upfront selling commissions will be retained by, or reallowed (paid) to, participating broker-dealers.

Class I Shares and Class E Shares. No upfront selling commissions or dealer manager fees will be paid with respect to purchases of Class I shares and Class E shares. No upfront selling commissions or dealer manager fees will be paid with respect to shares of any class sold pursuant to our distribution reinvestment plan.

Stockholder Servicing Fees — Class T, Class S and Class D Shares

Subject to any Financial Industry Regulatory Authority (“FINRA”) limitations on underwriting compensation and certain other limitations described below, we will pay the Dealer Manager selling commissions over time as a stockholder servicing fee

1.

With respect to our outstanding Class T shares equal to 0.85% per annum of the aggregate NAV of our outstanding Class T shares, consisting of a representative stockholder servicing fee of 0.65% per annum, and a dealer stockholder servicing fee of 0.20% per annum, of the aggregate NAV for the Class T shares; provided, however, with respect to Class T shares sold through certain participating broker-dealers, the representative stockholder servicing fee and the dealer stockholder servicing fee may be other amounts, and provided, further that the sum of such fees will always equal 0.85% per annum of the NAV of such shares;

2.	With respect to our outstanding Class S shares equal to 0.85% per annum of the aggregate NAV of such outstanding Class S shares; and
3.

With respect to our outstanding Class D Shares equal to 0.25% per annum of the aggregate NAV of our outstanding Class D shares. We will not pay a stockholder servicing fee with respect to our outstanding Class I shares or Class E shares.

The stockholder servicing fees are ongoing fees that are not paid at the time of purchase. The stockholder servicing fees will be paid monthly in arrears. The Dealer Manager will reallow (pay) all or a portion of the stockholder servicing fees to participating broker-dealers and servicing broker-dealers for ongoing stockholder services performed by such broker-dealers and will waive stockholder servicing fees to the extent a broker-dealer is not eligible to receive it for failure to provide such services. Because the stockholder servicing fees with respect to Class S shares, Class T shares and Class D shares are calculated based on the aggregate NAV for all of the outstanding shares of each such Class, it reduces the NAV with respect to all Shares of each such Class, including shares issued under our distribution reinvestment plan.

We will cease paying the stockholder servicing fee with respect to any Class T share, Class S share, or Class D share held in a stockholder’s account at the end of the month in which the Dealer Manager in conjunction with the transfer agent determines that total upfront selling commissions, dealer manager fees and stockholder servicing fees paid

19  Invesco Real Estate Income Trust Inc.

with respect to the shares held by such stockholder within such account would exceed, in the aggregate, 8.75% (or, in the case of Class T shares sold through certain participating broker-dealers, a lower limit as set forth in the applicable agreement between the Dealer Manager and a participating broker-dealer at the time such Class T shares were issued) of the gross proceeds from the sale of such shares (including the gross proceeds of any shares issued under our distribution reinvestment plan upon the reinvestment of distributions paid with respect thereto or with respect to any shares issued under our distribution reinvestment plan directly or indirectly attributable to such shares). At the end of such month, such Class T share, Class S share, or Class D share will convert into a number of Class I shares (including any fractional shares), each with an equivalent aggregate NAV as such share. Although we cannot predict the length of time over which the stockholder servicing fee will be paid due to potential changes in the NAV of our shares, this fee would be paid with respect to a Class T share (in the case of a limit of 8.75% of gross proceeds) or Class S share over approximately seven years from the date of purchase and with respect to a Class D share over approximately 30 years from the date of purchase, assuming payment of the full upfront selling commissions and dealer manager fees, opting out of the distribution reinvestment plan and a constant NAV of $25.00 per share.

In addition, we will cease paying the stockholder servicing fee on the Class T shares, Class S shares, and Class D shares on the earlier to occur of the following: (1) a listing of Class I shares, (2) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets, in each case in a transaction in which our stockholders receive cash or securities listed on a national securities exchange, or (3) after the completion of the primary portion of this offering, the end of the month in which we, with the assistance of the Dealer Manager, determine that, in the aggregate, underwriting compensation from all sources in connection with this offering, including upfront selling commissions and dealer manager fees, the stockholder servicing fee and other underwriting compensation, is equal to 10% of the gross proceeds from this offering.

Eligibility to receive the stockholder servicing fee is conditioned on a broker-dealer providing the following ongoing services with respect to the Class S, Class T or Class D shares: assistance with recordkeeping, answering investor inquiries regarding us, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with Share repurchase requests. For Class T shares, representative stockholder services are answering investor inquiries regarding us, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests and dealer stockholder services are assistance with recordkeeping. The stockholder servicing fees are ongoing fees that are not paid at the time of purchase.

Other Compensation

We or the adviser may also pay directly, or reimburse the Dealer Manager for, any organization and offering expenses.

Limitations on Underwriting Compensation

The Dealer Manager will monitor the aggregate amount of underwriting compensation that we and the adviser pay to ensure that we and adviser comply with the underwriting compensation limits of applicable FINRA rules.

Term of the Dealer Manager Agreement

Either party may terminate the Dealer Manager Agreement upon 60 days’ written notice to the other party or immediately upon notice to the other party in the event such other party failed to comply with a material provision of the Dealer Manager Agreement. Our obligations under the Dealer Manager Agreement to pay the stockholder servicing fees with respect to the Class S shares, Class T shares and Class D shares will survive termination of the agreement until such shares are no longer outstanding.

Indemnification

To the extent permitted by law and our Charter, we will indemnify the participating broker-dealers and the Dealer Manager against some civil liabilities, including certain liabilities under the Securities Act of 1933 (“Securities Act”).

DST Program

We, through the Operating Partnership, have commenced a program (the “DST Program”) to issue and sell up to a maximum aggregate offering amount of $3.0 billion of beneficial interests (“Interests”) in specific Delaware statutory trusts (the “DSTs”) holding real properties (the “DST Properties”). These Interests will be issued and sold to “accredited investors,” as that term is defined under Regulation D promulgated by the SEC under the Securities Act in private placements exempt from registration pursuant to Section 4(a)(2) of the Securities Act (the “DST Offerings”). Under the DST Program, each DST Property may be sourced from our real properties or from third parties, will be held in a separate DST, and will be leased back by a wholly owned subsidiary of the Operating Partnership in accordance with a master lease agreement. To the extent that we choose to source a DST Property from one or our real properties, the value of such DST Property will continue to be included in the calculation of our NAV at its fair market value and the compensation payable to our adviser with respect to such DST Property will be the same as it would be had such

2025 Proxy Statement  20

contribution not occurred. Each master lease agreement will be guaranteed by the Operating Partnership, which will retain a fair market value purchase option (the “FMV Option”) giving it the right, but not the obligation, to acquire the Interests in the applicable DST from the investors any time after two years from the closing of the applicable DST Offering in exchange for units of the Operating Partnership or cash. After a one-year holding period, investors who acquire units of the Operating Partnership pursuant to the FMV Option generally have the right to cause the Operating Partnership to redeem all or a portion of their units of the Operating Partnership for, at our sole discretion, shares of our common stock, cash, or a combination of both.

The DST Program gives us the opportunity to expand and diversify our capital-raising strategies by offering what we believe to be an attractive investment product for investors that may be seeking replacement properties to complete like-kind exchange transactions under Section 1031 of the Internal Revenue Code. Certain affiliates of our adviser will receive fees in connection with the sale of the Interests and the management of the DSTs.

DST Dealer Manager and DST Manager

In connection with the DST Program, Invesco Real Estate Exchange LLC (the “DST Sponsor”), an indirect wholly owned subsidiary of the Operating Partnership, has entered into a dealer manager agreement with the Dealer Manager (in its capacity as the dealer manager for the DST Program, the “DST Dealer Manager”). Pursuant to the DST dealer manager agreement, the DST Dealer Manager agreed to act as dealer manager with respect to the private placements in the DST Program. Invesco DST Manager LLC, which is indirectly owned by the adviser and is an affiliate of the DST Sponsor, serves as the manager for the DST Program (the “DST Manager”). All material management authority with respect to each DST will be exercised by the DST Manager. The DST Manager has the power and authority to manage substantially all of the affairs and limited investment activities of the DSTs, the primary responsibility for performing administrative actions in connection with the DSTs, and the sole power to determine when it is appropriate to sell the DST Properties, all of such power and authority is limited to the extent such powers and authority are materially consistent with those conferred upon the trustee in Revenue Ruling 2004-86. The DST Manager will be managed by personnel associated with Invesco Real Estate.

Under the DST dealer manager agreement, the DST Sponsor pays to the DST Dealer Manager upfront selling commissions of up to 5.0% of the price per Interest sold, upfront dealer manager fees of up to 1.0% of the price per Interest sold and placement fees of up to 1.0% of the price per Interest sold. Some or all of the selling commissions and placement fees may be waived or reallowed to participating broker-dealers. For the year ended December 31, 2024, we incurred upfront selling commissions, upfront dealer manager and placement fees of approximately $0.4 million.

The DST Manager receives a management fee equal to 0.15% per annum of the purchase price of Interests sold. In addition, the DST Dealer Manager receives an ongoing investor servicing fee of 0.25% per annum of the price per Interest sold. For the year ended December 31, 2024, the expense incurred for management and investor servicing fees was approximately $83,000.

With respect to certain classes of units of the Operating Partnership for which Interests may be exchanged in certain circumstances, the DST dealer manager agreement provides that the Operating Partnership will pay the DST Dealer Manager ongoing fees in amounts up to: 0.85% per annum of the NAV of any such Class T-1 Units, consisting of an advisor stockholder servicing fee of 0.65% per annum and a dealer stockholder servicing fee of 0.20% per annum; up to 0.85% per annum of the NAV of such Class S-1 Units; and up to 0.25% per annum of the NAV of such Class D-1 Units. All or a portion of the investor servicing fee may be reallowed to participating broker-dealers. On March 20, 2025, in connection with the Operating Partnership’s designation of a new Class S-2 OP Units, the DST dealer management agreement was amended to provide that the ongoing service fees for the new Class S-2 OP Units will be 0.65% per annum of any such Class S-2 OP Units and a dealer investor servicing fee will be 0.20% per annum.

For the first DST Offering, an affiliate of Invesco received an organizational and offering expense reimbursement of 0.5% of Interests sold. For the year ended December 31, 2024, we incurred organizational and offering expense reimbursement fees of $0.1 million. For all DST Offerings subsequent to the first DST Offering, our Operating Partnership has received an organizational and offering expense reimbursement of 0.5% of Interests sold. For the year ended December 31, 2024, we recorded income from organizational and offering expense reimbursement of $0.1 million, recorded as a component of other revenue on our consolidated statement of operations.

Our Operating Partnership generally receives a closing cost reimbursement equal to 0.5% of Interests sold. For the year ended December 31, 2024, the Operating Partnership received closing cost reimbursements of approximately $0.1 million.

21  Invesco Real Estate Income Trust Inc.

Relationship with MassMutual

Massachusetts Mutual Life Insurance Company, or MassMutual, is a significant shareholder of Invesco and owns the majority of our outstanding common stock with 14,466,761 shares outstanding as of December 31, 2024. During the year ended December 31, 2024, we issued 683,557 shares of Class N common stock to MassMutual as part of the distribution reinvestment plan for a total of $19.7 million.

MassMutual committed to purchase $400.0 million of Class N common stock in our Class N Private Offering and has fully met its commitment as of December 31, 2024.

MassMutual Repurchase Rights

We have granted MassMutual certain repurchase rights in connection with the Class N shares acquired by MassMutual pursuant to their subscription agreements.

MassMutual Automatic Repurchase Rights

Beginning January 1, 2026, we are required to repurchase MassMutual Shares on a monthly basis at a price per share equal to the NAV per Class N share as of the last day of the month preceding the Determination Date (as defined below) until we have repurchased at least $200 million of MassMutual Shares (calculated as the aggregate repurchase price we paid to MassMutual less the aggregate purchase price of any Additional Shares acquired by MassMutual).

The aggregate amount (based upon aggregate repurchase price) of MassMutual Shares that we are required to repurchase in any month will be equal to (a) the sum of 100% of the monthly net proceeds to us from the sale of shares of common stock to Invesco Global Property Plus Fund, a sub-fund of Invesco Global Real Estate Fund FCP-RAIF (the “IGP+ Fund”), which is managed by an affiliate of our adviser, as of the Determination Date, plus (b) between 50% and 100% (in our discretion) of the monthly net proceeds to us from the sale of shares of common stock to persons other than the IGP+ Fund as of the Determination Date. “Determination Date” means the date that is two business days prior to the first calendar day of the month in which the repurchase occurs.

In any month, MassMutual may elect to forego the next monthly repurchase. At all times, we will limit monthly repurchases as necessary to ensure that the aggregate NAV of MassMutual Shares is not less than $50 million.

MassMutual Repurchase Rights Upon Request

Beginning January 1, 2026, MassMutual will have the right to request that we repurchase any outstanding MassMutual Shares, subject to the terms set forth below.

Such repurchases will be made monthly upon written request of MassMutual at a price per share equal to the NAV per Class N share as of the last day of the immediately preceding month. The repurchase price of MassMutual Shares may never be less than the applicable NAV per share for the month immediately preceding the month in which the repurchase occurs. MassMutual may revoke a repurchase request in writing at any time prior to the repurchase date. The aggregate amount (based upon aggregate repurchase price) of MassMutual Shares that we are required to repurchase in any month upon MassMutual’s request will be limited to no more than (a) 15% of the net proceeds to us from the sale of shares of common stock and securities convertible into shares of common stock to persons other than MassMutual and its affiliates in the month immediately preceding the month in which MassMutual’s repurchase request is timely submitted, and (b) 1.5% of our aggregate NAV as of the last day of the month immediately preceding the month in which MassMutual’s repurchase request is timely submitted.

We will not be required to repurchase (1) in any calendar year, more than $150 million of MassMutual Shares or (2) in any calendar month, MassMutual Shares with an aggregate repurchase price equal to more than 100% of the net proceeds to us from the sale of shares of our common stock during such month.

MassMutual Registration Rights

We have entered into an exchange and registration rights agreement with MassMutual, as defined below, (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, after September 28, 2025, the fifth anniversary of the initial sale of Class N shares to MassMutual, MassMutual may require us to exchange all or a portion of its Class N shares for shares of our common stock of any of the classes being sold in this offering, and file with the SEC, and maintain the effectiveness of (for no longer than three years), one or more registration statements registering the offer and sale of the new shares issued in such exchanges. MassMutual’s rights under the Registration Rights Agreement will terminate at any time that its aggregate shares of our common stock have an aggregate NAV per share of less than $20 million. We will have no obligation to assist MassMutual in the marketing or distribution of any shares registered for sale pursuant to the Registration Rights Agreement. We will pay all costs and expenses related to the performance of our obligations under the Registration Rights Agreement up to a maximum of $1.0 million.

2025 Proxy Statement  22

Affiliate Service Agreements

We have engaged and expect to continue to engage Pine Tree Commercial Realty, LLC (“Pine Tree”), a wholly owned subsidiary of PTCR Holdco, LLC, in which we have a preferred equity investment, to provide property management services (including leasing, revenue management, accounting, legal and contract management, expense management and capital expenditure project services) for Cortlandt Crossing. The cost for such services is a percentage of the gross receipts and project costs, respectively.

During the year ended December 31, 2024, we incurred $0.2 million of expenses due to Pine Tree for services in connection with the property management of Cortlandt Crossing. All property management fees paid to Pine Tree are included in rental property operating expenses on our consolidated statements of operations.

Captive Insurance Program

In March 2024, our adviser established a captive insurance program to provide a portion of the “all risk property insurance” for real estate properties managed by it and its affiliates in the United States, including the properties owned by us. The adviser believes the captive insurance program will over time provide several benefits to the insured properties, including reducing the total cost of risk and managing the properties’ existing property risk retentions.

The captive insurance program currently manages the aggregate deductible first loss retention insurance position for the all risk property insurance that covers each of our properties and other real estate properties managed by our adviser and its affiliates in the United States. No change is currently contemplated to the type or level of insurance maintained by the properties as a result of our participation in the captive insurance program, and all losses will continue to be subject to the current per incident deductible. In connection with our participation in the captive insurance program, the Company or its property-owning subsidiaries will be a member of a Vermont mutual insurance company (the “Mutual Insurance Company”) formed by our adviser.

We are required to pay to the Mutual Insurance Company our pro rata share of the premium for the first loss retention insurance described above. The pro rata share of such premium and costs will be determined by a third party insurance advisor or consultant and is calculated for any policy period on a benchmark basis of the premium that would be payable by us with respect to the insurance provided to the Company and its subsidiaries under the captive insurance program if such insurance was obtained on a standalone basis from a third party insurer in the insurance market. The determination of the pro rata share of premium and costs to be borne by us and other participants is subject to adjustment upon disposition or acquisition of properties occurring during the policy period.

The adviser’s affiliated Vermont insurance company, IRE Core Insurance Services LLC, provides certain administrative services for the Mutual Insurance Company and is entitled to reimbursement from the Mutual Insurance Company (and thus, indirectly, from the Company and other participants) for such services at cost. In addition, the Mutual Insurance Company will reimburse IRE Core Insurance Services LLC for the fees and costs of certain third-party service providers retained in connection with such administrative services.

As described above, our adviser has established the captive insurance program with the expectation that the program will over time reduce the total cost of risk and more efficiently manage the existing property risk retention of the Company and other participants. Our adviser believes that the administrative costs of forming and operating the Mutual Insurance Company will be fully offset by such reduction in the total cost of risk. Nonetheless, there can be no assurance that the anticipated benefits and cost efficiencies of the captive insurance program described above will be obtained (or be sufficient to fully offset the administrative costs relating thereto).

For the year ended December 31, 2024, we paid $0.5 million to Mutual Insurance Company for our wholly owned properties and $0.1 million for our properties held through joint ventures.

Co-Investments with Affiliated Products

From time to time, we enter into joint ventures or co-investments with, or managed by, affiliates of the adviser. We acquired a 50% ownership interest in a joint venture (the “Invesco JV”) with Invesco U.S. Income Fund L.P., an affiliate of Invesco (“Income Fund”), to acquire an interest in the Sunbelt Medical Office Portfolio. We and Income Fund each hold a 50% interest in the Invesco JV, which owns 85% of the Sunbelt Medical Office Portfolio. We hold a 50% ownership interest in a real estate operating company focused on the aggregation and asset management of manufacturing housing through Homestead. Income Fund owns the remaining 50% ownership interest. We hold our interest in Everly Roseland through a 60% consolidated ownership interest in Everly Roseland Co-Invest, a co-investment between the Operating Partnership and Invesco Real Estate Atlas US Everly LLC, an affiliate of Invesco and a majority owned subsidiary of Invesco Global Property Plus Fund. The Everly Roseland Co-Invest holds a 95% consolidated ownership interest in a joint venture with a third-party.

23  Invesco Real Estate Income Trust Inc.

Adviser Capital Markets Services

We entered into a Financing Introduction Agreement, dated July 21, 2025, with the adviser pursuant to which we pay the adviser a fee to provide financing arrangement services upon the closing of mortgage financing on our assets. On July 30, 2025, we together with Income Fund paid our adviser a total fee of $0.2 million, pro rata based on our respective ownership interest in the Invesco JV, for such services upon closing of the mortgage refinance transaction.

Investment in Affiliated Fund

As of December 31, 2024, we have an investment of $21.3 million in Invesco Commercial Mortgage Income—U.S. Fund, L.P. (“CMI”), an affiliate of Invesco managed by our adviser. CMI invests primarily in mortgage loans that are collateralized by commercial and residential real estate throughout the United States.

Other

As of December 31, 2024, Invesco Realty, Inc. (“IRI”) has invested $39.0 million in the Company. IRI may not submit the shares it purchases for repurchase pursuant to our share repurchase plan until the third anniversary of their purchase, and any such repurchase request may be accepted only after all requests from unaffiliated stockholders have been fulfilled. Invesco or its affiliate must continue to hold at least $200,000 in shares of our common stock for so long as Invesco or any affiliate thereof serves as our external adviser.

In addition, we had a $65.0 million commitment from IRI that collateralized our revolving credit facility. On July 25, 2025, the commitment was reduced by $35.0 million pursuant to and in accordance with the terms of the amended Revolving Credit Facility bringing their total commitment to $30.0 million. We may be required to call capital under this commitment to repay outstanding obligations under our revolving credit facility in the event of default, however this commitment is not available to fund our operating or investing activities. As of the date hereof, we have not called any of the commitment.

Security ownership of principal stockholders

The following table sets forth the shares of common stock beneficially owned as of September 8, 2025 by each stockholder known to us to beneficially own more than five percent of the Company’s outstanding common stock. The percentage of ownership indicated in the following table is based on 22,889,799 shares of common stock outstanding as of September 8, 2025.

Beneficial Owner of More Than 5% of Outstanding Shares	Number of Shares Beneficially Owned	Percent of class

Massachusetts Mutual Life Insurance Company[1]	15,028,719	65.4%

First Trust Capital Management L.P.[2]	2,053,596	8.9%

Invesco Advisers, Inc.[3]	1,432,019	6.3%

1.

Based on a Schedule 13G filed with the SEC on November 7, 2024 and other Company records. The principal business address of Massachusetts Mutual Life Insurance Company is 1295 State Street, Springfield, MA 01111.

2.

Based on a Schedule 13G filed with the SEC on March 7, 2025 and other Company records, as of September 8, 2025, First Trust Alternative Opportunities Fund (“VFLEX”) owned 1,992,811 shares of our outstanding common stock, while First Trust Capital Management L.P. (“FTCM”), First Trust Capital Solutions L.P. (“FTCS”) and FTCS Sub GP LLC (“Sub GP”) collectively owned 2,053,596 shares of our outstanding common stock. The principal business address of FTCM, FTCS and Sub GP is 225 W. Wacker Drive, 21st Floor, Chicago, IL 60606. The principal business address of VFLEX is 235 West Galena Street, Milwaukee, WI 53212.

3.

Includes 1,318,615 shares of common stock held directly by Invesco Realty, Inc., which is a wholly owned subsidiary of Invesco Advisers, Inc. The principal business address of Invesco Advisers, Inc. is 1331 Spring St. NW Suite 2500, Atlanta, GA 30309.

2025 Proxy Statement  24

Security ownership of management

The following table lists the shares of stock beneficially owned as of September 8, 2025 by (1) each director, (2) each executive officer, and (3) all current directors and executive officers as a group.

Beneficial ownership reported in the below table has been determined according to SEC regulations and includes common stock that may be acquired within 60 days after September 8, 2025. Unless otherwise indicated, all directors and executive officers have sole voting and investment power with respect to the shares shown. No shares are pledged as security. Individual directors and executive officers, as well as directors and executive officers as a group, beneficially own less than 1% of our common stock, based on 22,889,799 shares of the Company’s common stock outstanding on the close of business on September 8, 2025. Unless otherwise noted, the address for each of the persons named below is in care of our principal executive offices at 2300 N Field St., Suite 1200, Dallas, TX 75201.

Name	Shares owned

Julie Arrowsmith	787

Chase A. Bolding	3,767

R. Scott Dennis[1]	9,418

Stephanie Holder	—

R. David Kelly[2,4]	10,644

Paul S. Michaels[3]	36,849

J. Ray Nixon[4]	14,991

Courtney Popelka	—

Paul E. Rowsey[4]	24,367

All current executive officers and directors as a group (9 persons)	100,824

1.	Shares are owned by Dennis Family Partners, Ltd., a limited partnership which is indirectly owned by R. Scott Dennis and his wife and controlled by R. Scott Dennis .
2.	Includes 4,725 shares held by the Ralph David Kelly Revocable Trust, of which R. David Kelly is the grantor and trustee.
3.	Shares are owned by P&L Michaels Investments LLC, a limited liability company which is owned and controlled by Paul S. Michaels and his wife.
4.	As of September 8, 2025, with respect to each of the independent directors, other than Ms. Arrowsmith, 2,181 shares were unvested and with respect to Ms. Arrowsmith, 787 shares were unvested.

Securities Authorized for Issuance under Equity Compensation Plans

The following table summarizes information, as of December 31, 2024, relating to our equity compensation plans under which shares of our common stock or other equity securities may be granted from time to time:

Plan category	Number of securities to be issued upon exercise of outstanding options, warranties, and rights	Weighted average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	—	—	175,739

Equity compensation plans not approved by security holders	—	—	—

Total	—		175,739

Conflicts of Interest with the Adviser and its Affiliates

We may be subject to conflicts of interest from time to time arising out of our relationship with Invesco, our adviser and its affiliates. For more information, please refer to the disclosures, including the risk factors related to conflicts of interest, included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

25  Invesco Real Estate Income Trust Inc.

Proposal

2

Ratification of the appointment of the independent registered public accounting firm

General

The Audit Committee of the Board the “Audit Committee” has appointed PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm to audit the company’s consolidated financial statements for the fiscal year ending December 31, 2025. Although it is not required to do so, our Board of Directors is submitting the Audit Committee’s appointment of PwC for ratification by the stockholders at the Annual Meeting in order to ascertain the view of the stockholders regarding such appointment as a matter of good corporate governance practice.

During and for the fiscal year ended December 31, 2024, PwC audited and rendered opinions on the financial statements of the company and certain of its subsidiaries. See Fees Paid to Independent Registered Public Accounting Firm below. Representatives of PwC are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

Recommendation of the Board

The Board recommends a vote “FOR” the ratification of the appointment of PwC as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Vote required: Ratification of the appointment of PwC as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the Annual Meeting. If the appointment is not ratified, the Audit Committee may reconsider the selection of PwC as the Company’s independent registered public accounting firm. Abstentions, if any, will not affect the outcome of this proposal. Your shares may be voted on for this proposal if they are held in the name of a brokerage firm even if you do not provide the brokerage firm with voting instructions. Even if the selection is ratified, the Audit Committee may, in its discretion, select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

2025 Proxy Statement  26

Fees paid to independent registered public accounting firm

The Audit Committee of the Board of Directors engaged PwC to perform an annual audit of the Company’s consolidated financial statements for fiscal years 2024 and 2023. The following table sets forth the approximate aggregate fees billed or expected to be billed to the Company by PwC for fiscal years 2024 and 2023 for the audit of the Company’s annual consolidated financial statements and for other services rendered by PwC.

	Year ($ in thousands)
	2024	2023

Audit fees[1]	$807	$867

Audit-related fees[2]	$2	$2

Tax fees[3]	$325	$284

All other fees	—	—

Total fees	$1,134	$1,153

1.

Audit fees include fees for services that normally would be provided by PwC in connection with statutory and regulatory filings or engagements and that generally only an independent accountant can provide. In addition to fees for the audit of our annual financial statements and the review of our quarterly financial statements in accordance with generally accepted auditing standard, this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.

2.

Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

3.

Tax fees include amounts billed to us for professional services performed by professional staff in our independent registered public accounting firm’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning and advice, including federal, state and local tax issues. Services may also include assistance with tax audits and appeals before the U.S. Internal Revenue Service and similar state and local taxing authorities, as well as federal, state and local tax issues related to REIT due diligence of property acquisitions.

Pre-approval process and policy

All audit and non-audit services provided to the Company and its subsidiaries by PwC during 2024 were either specifically approved or pre-approved in accordance with our policies and procedures.	The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit services provided by our independent auditor. The policy is designed to ensure that the auditor’s independence is not impaired. The policy sets forth the Audit Committee’s views on audit, audit-related, tax and other services. It provides that, before the Company engages the independent auditor to render any service, the engagement must either be specifically approved by the Audit Committee or fall into one of the defined categories that have been pre-approved. The policy defines the services and the estimated range of fees for such services that the committee has pre-approved. The term of any such categorical approval is from the date of pre-approval to the next annual update of such pre-approval, unless the committee specifically provides otherwise, and the policy requires the related fee levels to be set annually. Where actual invoices in respect of any service are materially in excess of the estimated range, the committee must approve such excess amount prior to payment. The policy also prohibits the company from engaging the auditor to provide certain defined non-audit services that are prohibited under SEC rules. Under the policy, the Audit Committee has delegated pre-approval authority to the Chair of the Audit Committee in an amount not to exceed $200,000 per permitted engagement, but may not delegate such authority to the company’s management. Under the policy, our management must inform the Audit Committee of each service performed by our independent auditor pursuant to the policy. Requests to the Audit Committee for separate approval must be submitted by both the independent auditor and our Chief Financial Officer and the request must include a joint statement as to whether it is deemed consistent with the SEC’s and Public Company Accounting Oversight Board’s (“PCAOB”) rules on auditor independence.

27  Invesco Real Estate Income Trust Inc.

Report of the Audit Committee

Membership and role of the Audit Committee

The Audit Committee consists of Mr. Rowsey (Chair), Mr. Kelly, Mr. Nixon and Ms. Arrowsmith. Each of the members of the Audit Committee is independent as such term is defined under the NYSE listing standards and applicable law. The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility to oversee (i) the company’s financial reporting, auditing and internal control activities, including the quality and integrity of the company’s financial statements, (ii) the independent auditor’s qualifications, independence, appointment, compensation, retention and performance, (iii) the performance of the company’s internal audit function and (iv) the company’s compliance with applicable legal and regulatory requirements. The Audit Committee’s function is more fully described in its written charter, which is available on the company’s website.

Review of the company’s audited consolidated financial statements for the fiscal year ended December 31, 2024

The Audit Committee has reviewed and discussed the audited financial statements of the company for the fiscal year ended December 31, 2024 with the company’s management. The Audit Committee has discussed with PwC, the company’s independent registered public accounting firm, the matters required to be discussed by professional auditing standards. The Audit Committee has also received the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence and has discussed the independence of PwC with that firm. Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors that the company’s audited consolidated financial statements be included in the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the Securities and Exchange Commission.

Respectfully submitted by the Audit Committee:

Paul E. Rowsey (Chair)

Julie Arrowsmith

R. David Kelly

Ray Nixon

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General information regarding the annual meeting

Questions and answers about voting your common stock

Q. Why did I receive this Proxy Statement?

You have received these proxy materials because the Company’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting on November 5, 2025. This Proxy Statement includes information that is designed to assist you in voting your shares and information that we are required to provide to you under the rules of the SEC.

Q. Why did I not receive my proxy materials in the mail?

As permitted by rules of the SEC, we are making this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (“Annual Report”) available to our stockholders electronically via the Internet. The “e-proxy” process expedites stockholders’ receipt of proxy materials and lowers the costs and reduces the environmental impact of our Annual Meeting.

Beginning on September 23, 2025, we mailed to stockholders of record as of the close of business on September 8, 2025 (“Record Date”) a Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access this Proxy Statement, our Annual Report and other soliciting materials via the Internet. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the Proxy Statement and Annual Report. The Notice also instructs you on how you may submit your proxy. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions included in the Notice for requesting such materials.

Q. What is a proxy?

A “proxy” is a written authorization from you to another person that allows such person (the “proxy holder”) to vote your shares on your behalf. The Board of Directors is asking you to allow any of the following persons to vote your shares at the Annual Meeting: R. Scott Dennis, Chair of the Board of Directors; Courtney Popelka, Chief Financial Officer; Chase A. Bolding, President; and E. Elizabeth Day, General Counsel and Assistant Secretary.

Q. Who is entitled to vote?

Each holder of record of common stock on the Record Date is entitled to attend and vote at the Annual Meeting.

Q. What is the difference between holding shares as a “stockholder of record” and as a “beneficial owner”?

•	Stockholders of record. You are a stockholder of record if at the close of business on the Record Date your shares were registered directly in your name with SS&C GIDS, Inc., our transfer agent.

•

Beneficial owner. You are a beneficial owner if at the close of business on the Record Date your shares were held by a brokerage firm or other nominee and not in your name. Being a beneficial owner means that, like most of our stockholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or other nominee provides. If you do not provide your broker or nominee with instructions on how to vote your shares, your broker or nominee will be able to vote your shares with respect to some of the proposals, but not all. Please see “What if I return a signed proxy or voting instruction card, but do not specify how my shares are to be voted?” below for additional information.

•

The Company has requested banks, brokerage firms and other nominees who hold shares of our common stock on behalf of beneficial owners of the shares as of the close of business on the Record Date to forward the proxy statement, proxy card and Form 10-K to those beneficial owners. The Company has agreed to pay the reasonable expenses of the banks, brokerage firms and other nominees for forwarding these materials.

Q. How many votes do I have?

Every holder of a share of common stock on the Record Date will be entitled to one vote per share for each director to be elected at the Annual Meeting and to one vote per share on each other matter presented at the Annual Meeting. On the Record Date, there were 22,889,799 shares of common stock outstanding and entitled to vote at the Annual Meeting. You are entitled to one vote for each share you held as of the Record Date.

Q. What proposals are being presented at the Annual Meeting?

The company intends to present the following proposals for stockholder consideration and voting at the Annual Meeting. These proposals are:

1.	Election of seven (7) members of the Board of Directors;
2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.

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Other than the matters set forth in this Proxy Statement and matters incident to the conduct of the Annual Meeting, the Company does not know of any business or proposals to be considered at the Annual Meeting. If any other business is proposed and properly presented at the Annual Meeting, the proxies received from our stockholders give the proxy holders the authority to vote on such matter in their discretion.

Q. How does the Board of Directors recommend that I vote?

The Board of Directors recommends that you vote:

•	FOR the election of the seven (7) directors nominated by our Board and named in this Proxy Statement;

•	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.

Q. How do I attend the Annual Meeting?

All stockholders are invited to attend the Annual Meeting. An admission ticket (or other proof of share ownership) and some form of government-issued photo identification (such as a valid driver’s license or passport) will be required for admission to the Annual Meeting. Only stockholders who own company common stock as of the close of business on the Record Date and invited guests will be entitled to attend the meeting. An admission ticket will serve as verification of your stock ownership. Registration will begin at 12 p.m. Central Time and the Annual Meeting will begin at 1 p.m. Central Time.

•

If your Company shares are registered in your name and you accessed your proxy materials electronically via the Internet, click the appropriate box on the electronic proxy card or follow the telephone instructions when prompted, and an admission ticket will be held for you at the check-in area at the Annual Meeting.

•

If you received your proxy materials by mail and voted by completing your proxy card and checked the box indicating that you plan to attend the meeting, an admission ticket will be held for you at the check-in area at the Annual Meeting.

•

If your Company shares are held in a bank or brokerage account, contact your bank or broker to obtain a written legal proxy in order to vote your shares at the meeting. If you do not obtain a legal proxy from your bank or broker, you will not be entitled to vote your shares at the Annual Meeting, but you can still attend the Annual Meeting if you bring a recent bank or brokerage statement showing that you owned our common stock on the Record Date. You should report to the check-in area for admission to the Annual Meeting.

You may submit your proxy in advance of the Annual Meeting via the Internet, phone or mail by following the instructions included on your proxy card. Whether you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting using one of the methods described in the proxy materials.

Q. How do I vote and what are the voting deadlines?

You may vote your shares at the Annual Meeting or by proxy. There are three ways to vote by proxy:

•

Via the Internet: You can submit a proxy via the Internet through the end of the Annual Meeting by accessing the web site www.proxypush.com/INREIT and following the instructions you will find on the web site. Internet proxy submission is available 24 hours a day. You will be given the opportunity to confirm that your instructions have been properly recorded.

•	By telephone: You can submit a proxy by telephone through the end of the Annual Meeting by calling toll-free 1-866- 425-1698 and following the instructions.

•

By mail: If you have received your proxy materials by mail, you can vote by marking, dating and signing your proxy card and returning it by mail in the enclosed postage-paid envelope. If you hold your common stock in an account with a bank or broker (i.e. in “street name”), you can vote by following the instructions on the voting instruction card provided to you by your bank or broker. Proxy cards returned by mail must be received no later than the close of business on November 4, 2025.

Even if you plan to participate in the Annual Meeting, we encourage you to vote your common stock by proxy using one of the methods described above. Stockholders of record, and beneficial holders who obtain a legal proxy from their bank or broker, who attend the Annual Meeting may vote their common stock during the meeting, even though they have sent in proxies.

Q. May I change or revoke my vote?

Yes. You may change your vote in one of several ways at any time before it is cast at the Annual Meeting:

•	Grant a subsequent proxy via the Internet or telephone;

•	Submit another proxy card (or voting instruction card) with a date later than your previously delivered proxy;

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•	Send a written statement revoking your proxy card to our Company Secretary, provided such statement is received no later than November 4, 2025; or

•	If you are a stockholder of record, or a beneficial owner with a legal proxy from the stockholder of record (i.e., a bank or broker), vote at the Annual Meeting.

Your attendance at the Annual Meeting will not, by itself, revoke a proxy previously authorized by you. We will honor the proxy card or authorization with the latest date.

Proxy revocation notices should be sent to Invesco Real Estate Income Trust Inc., 2300 N Field St., Suite 1200, Dallas, Texas, 75201. Attention: Office of the Company Secretary.

Q. What will happen if I do not vote my shares?

•

Stockholders of record. If you are the stockholder of record of your shares and you do not vote at the Annual Meeting, or by proxy via the Internet, telephone, or mail, your shares will not be voted at the Annual Meeting.

•

Beneficial owners. If you are the beneficial owner of your shares, your broker or nominee may vote your shares only on those proposals on which it has discretion to vote. Your broker or nominee has discretion to vote your shares on routine matters, such as Proposal No. 2, but does not have discretion to vote your shares on non-routine matters, such as Proposal No. 1. Therefore, if you do not instruct your broker as to how to vote your shares on Proposal No. 1, this would be a “broker non-vote,” and your shares would not be counted as having been voted on the applicable proposal. Pursuant to Maryland law, broker non-votes and abstentions are not included in the determination of the shares of common stock voting on such matter, but are counted for quorum purposes. We therefore strongly encourage you to instruct your broker or nominee on how you wish to vote your shares.

Q. What if I return a signed proxy or voting instruction card, but do not specify how my shares are to be voted?

Stockholders of record. If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, all of your shares will be voted FOR each of the nominees in Proposal No. 1, and FOR Proposal No. 2.

Q. What is a quorum?

A quorum is necessary to hold a valid meeting. The presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting on any matter shall constitute a quorum for the conduct of business.

If you sign and return your paper proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials. Broker non-votes and abstentions will also be considered present for the purpose of determining whether we have a quorum.

Q. What vote is required in order to approve each proposal?

Proposal 1: Election of seven director nominees listed in this Proxy Statement. The affirmative vote of a majority of the shares entitled to vote that are present in person or by proxy at the Annual Meeting is required for the election of each nominee for director. Abstentions and broker non-votes will have the effect of a vote against the nominees.

Proposal 2: Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2025. A majority of the votes cast at the Annual Meeting in person or by proxy is required to approve the auditor ratification proposal. Abstentions, if any, will not affect the outcome of this proposal. Your shares may be voted on for this proposal if they are held in the name of a brokerage firm even if you do not provide the brokerage firm with voting instructions.

Q. How will voting on any other business be conducted?

Other than the matters set forth in this Proxy Statement and matters incident to the conduct of the Annual Meeting, we do not know of any business or proposals to be considered at the Annual Meeting. If any other business is proposed and properly presented at the Annual Meeting, the persons named as proxies will vote on the matter in their discretion.

Q. What happens if the Annual Meeting is adjourned or postponed?

Your proxy will still be effective and will be voted at the rescheduled Annual Meeting. You will still be able to change or revoke your proxy until it is voted.

Q. will count the votes?

A representative of Mediant Communications Inc. will act as the inspector of election and will tabulate the votes.

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Q. How can I find the results of the Annual Meeting?

Preliminary results will be announced at the Annual Meeting. Final results will be published in a Current Report on Form 8-K that we will file with the SEC within four (4) business days after the Annual Meeting.

Important additional information

This solicitation is being made primarily by the mailing of these proxy materials. Supplemental solicitations may be made by mail or telephone by our officers and representatives, who will receive no extra compensation for their services. The expenses in connection with this solicitation, including preparing and mailing these proxy materials, will be borne by us. We will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of our common stock. We have hired Mediant Communications Inc. to assist us in the distribution of our proxy materials and for the solicitation of proxy votes. We will pay Mediant Communications Inc. customary fees and expenses for these services of approximately $2,500 plus a reasonable amount to cover expenses.

Principal executive offices

Our principal executive office is located at 2300 N Field St., Suite 1200, Dallas, Texas, 75201. Our telephone number is (972) 715-7400.

Stockholder proposals for the 2026 annual meeting

In accordance with the rules established by the SEC, any stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) intended for inclusion in the Proxy Statement for next year’s annual meeting of stockholders must be received by us no later than 120 days before the anniversary of the date of this Proxy Statement (e.g., not later than May 26, 2026). Such proposals should be sent to our Company Secretary in writing to Invesco Real Estate Income Trust Inc., 2300 N Field St., Suite 1200, Dallas, Texas, 75201. Attention: Office of the Company Secretary. To be included in the Proxy Statement, the proposal must comply with the requirements as to form and substance established by the SEC and our Bylaws, and must be a proper subject for stockholder action under Maryland law.

A stockholder may otherwise propose business for consideration or nominate persons for election to the Board by providing advance written notice containing the information required by our Bylaws and the information required by Rule 14a-19(b) under the Exchange Act, in compliance with SEC proxy rules, Maryland law, our Bylaws and other legal requirements, without seeking to have the proposal included in the company’s Proxy Statement pursuant to Rule 14a-8 under the Exchange Act. Under our Bylaws, notice of such a proposal must generally be provided to our Company Secretary not earlier than the 150th day nor later than 5:00 p.m., Central Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. The period under our Bylaws for receipt of such proposals for next year’s meeting is thus from April 26, 2026 to May 26, 2026. However, if the date of the annual meeting is advanced or delayed by more than 30 days from such anniversary date, any notice by a stockholder of business or the nomination of directors for election or reelection to be brought before the annual meeting to be timely must be so delivered (i) not earlier than the 150th day prior to such annual meeting and (ii) not later than 5:00 p.m., Central Time on the later of (A) the 120th day prior to such annual meeting and (B) the 10th day following the day on which public announcement of the date of such meeting is first made. SEC rules permit proxyholders to vote proxies in their discretion in certain cases if the stockholder does not comply with these deadlines, and in certain other cases notwithstanding compliance with these deadlines.

In addition to the notice and information requirements contained in our Bylaws, and consistent with the universal proxy rules, stockholders who, in connection with next year’s annual meeting intend to solicit proxies in support of director nominees other than our Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than September 6, 2026, unless the date of next year’s annual meeting has changed by more than 30 calendar days from the anniversary date of the Annual Meeting, in which case such notice must be provided by the later of 60 calendar days prior to the date of the Annual Meeting or the 10th calendar day following the day on which public announcement of the date of next year’s annual meeting is first made by our Company.

United States Securities and Exchange Commission reports

A copy of the Company’s Annual Report, including financial statements, for the fiscal year ended December 31, 2024 has been previously furnished or is being furnished concurrently with this Proxy Statement to all stockholders as of the Record Date. Please read it carefully.

Stockholders may obtain a copy of the Annual Report, without charge, by visiting the Company’s website or by submitting a request to our Company Secretary in writing to Invesco Real Estate Income Trust Inc., 2300 N Field St., Suite 1200, Dallas, Texas, 75201. Attention: Office of the Company Secretary or by phone at (972) 715-7400. Upon request to our Company Secretary, the exhibits set forth on the exhibit index of the Annual Report may be made available at a reasonable charge (which will be limited to our reasonable expenses in furnishing such exhibits).

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Householding of proxy materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for Proxy Statements and Annual Reports with respect to two or more stockholders sharing the same address by delivering a single Proxy Statement and Annual Report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of banks and brokers with account holders who are beneficial holders of the company’s common stock will be householding the Company’s proxy materials or the Notice. Accordingly, a single copy of the proxy materials or Notice will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive separate proxy materials or copies of the Notice, please notify your bank or broker, or contact our Company Secretary by mail to Invesco Real Estate Income Trust Inc., 2300 N Field St., Suite 1200, Dallas, Texas, 75201. Attention: Office of the Company Secretary, or by telephone to (972) 715-7400. The Company undertakes, upon oral or written request to the address or telephone number above, to deliver promptly a separate copy of the Company’s proxy materials or the Notice to a stockholder at a shared address to which a single copy of the applicable document was delivered. Stockholders who currently receive multiple copies of the proxy materials or the Notice at their address and would like to request householding of their communications should contact their bank or broker or the Company Secretary at the contact address and telephone number provided above.

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INREIT-PROX-1-E 09/25

P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. [Graphic Appears Here] PROXY TABULATOR PO BOX 8035 CARY, NC 27512-9916 Invesco Real Estate Income Trust Inc. Annual Meeting of Stockholders For Stockholders of Record as of September 8, 2025 Wednesday, November 5, 2025 1:00 PM, Central Time 2300 N Field Street, 8th Floor Boardroom, Dallas, Texas 75201 YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 12:00 PM, Central Time, November 5, 2025. Internet: www.proxypush.com/INREIT • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote Phone: 1-866-425-1698 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions Live Agent: (888) 850-1794 Speak to a live agent and vote on a recorded line Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints R. Scott Dennis, Chair of the Board of Directors; Chase Bolding, President; Courtney Popelka, Chief Financial Officer and E. Elizabeth Day, General Counsel and Assistant Secretary (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of common stock of Invesco Real Estate Income Trust Inc. which the undersigned is entitled to vote at The 2025 Annual Meeting of Stockholders and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES OF COMMON STOCK REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. You are encouraged to specify your choice by marking the appropriate “Your Vote” box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendations. Abstentions or broker non-votes will have the effect of a vote “AGAINST” the nominees listed under Proposal 1 on the reverse side of this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Invesco Real Estate Income Trust Inc. (INREIT) Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS OF INREIT RECOMMENDS A VOTE:FOR EACH OF THE NOMINEES FOR DIRECTOR AND FOR PROPOSAL 2 BOARD OF DIRECTORS PROPOSAL YOUR VOTE RECOMMENDS 1. To elect seven (7) directors to the Board of Directors to hold office until the 2026 annual meeting of stockholders. FOR AGAINST ABSTAIN 1.01 Julie Arrowsmith FOR #P2# #P2# #P2# 1.02 R. Scott Dennis FOR #P3# #P3# #P3# 1.03 Stephanie Holder FOR #P4# #P4# #P4# 1.04 R. David Kelly FOR #P5# #P5# #P5# 1.05 Paul S. Michaels FOR #P6# #P6# #P6# 1.06 J. Ray Nixon FOR #P7# #P7# #P7# 1.07 Paul E. Rowsey FOR #P8# #P8# #P8# FOR AGAINST ABSTAIN 2. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered FOR public accounting firm for the year ending December 31, 2025. #P9# #P9# #P9# Check here if you would like to attend the meeting in person. Authorized Signatures—Must be completed for your vote to count. Please Sign and Date below. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date